                                                                   EXHIBIT 10.32

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                                      among

                           POST APARTMENT HOMES, L.P.

                            The Banks Listed Herein,

                              WACHOVIA BANK, N.A.,
                             as Administrative Agent

                                       and

                           FIRST UNION NATIONAL BANK,
                              as Syndication Agent

                                       and

                                  SUNTRUST BANK
                             as Documentation Agent

                          Dated as of January 12, 2001

                                TABLE OF CONTENTS

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

                                                                                                                    Page

ARTICLE I DEFINITIONS ............................................................................................     1

   SECTION 1.01. Definitions .....................................................................................     1
   SECTION 1.02. Accounting Terms and Determinations .............................................................    18
   SECTION 1.03. References ......................................................................................    19
   SECTION 1.04. Use of Defined Terms ............................................................................    19
   SECTION 1.05. Terminology .....................................................................................    19

ARTICLE II THE CREDITS ...........................................................................................    19

   SECTION 2.01. Commitments to Lend Loans .......................................................................    19
   SECTION 2.02. Method of Borrowing Loans other than Transaction Rate Loans .....................................    21
   SECTION 2.03. Money Market Loans ..............................................................................    23
   SECTION 2.04. Notes ...........................................................................................    26
   SECTION 2.05. Maturity of Loans ...............................................................................    27
   SECTION 2.06. Interest Rates ..................................................................................    28
   SECTION 2.07. Fees ............................................................................................    30
   SECTION 2.08. Optional Termination or Reduction of Commitments ................................................    31
   SECTION 2.09. Mandatory Termination of Commitments ............................................................    31
   SECTION 2.10. Optional Prepayments ............................................................................    31
   SECTION 2.11. Mandatory Prepayments ...........................................................................    32
   SECTION 2.12. General Provisions as to Payments ...............................................................    32
   SECTION 2.13. Computation of Interest and Fees ................................................................    35
   SECTION 2.14. Changes to Commitments ..........................................................................    35
   SECTION 2.15. Additional Banks and Commitments ................................................................    35

ARTICLE III CONDITIONS TO BORROWINGS .............................................................................    36

   SECTION 3.01. Conditions to First Borrowing ...................................................................    36
   SECTION 3.02. Conditions to All Borrowings ....................................................................    37

ARTICLE IV REPRESENTATIONS AND WARRANTIES ........................................................................    38

   SECTION 4.01. Partnership or Corporate Existence and Power ....................................................    38
   SECTION 4.02. Partnership or Corporate and Governmental Authorization;
                 No Contravention ................................................................................    38
   SECTION 4.03. Binding Effect ..................................................................................    38
   SECTION 4.04. Financial and Property Information ..............................................................    38
   SECTION 4.05. No Litigation ...................................................................................    39
   SECTION 4.06. Compliance with ERISA ...........................................................................    39


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
   SECTION 4.07. Compliance with Laws; Payment of Taxes ..........................................................    39
   SECTION 4.08. Subsidiaries ....................................................................................    40
   SECTION 4.09. Investment Company Act ..........................................................................    40
   SECTION 4.10. Public Utility Holding Company Act ..............................................................    40
   SECTION 4.11. Ownership of Property ...........................................................................    40
   SECTION 4.12. No Default ......................................................................................    40
   SECTION 4.13. Full Disclosure .................................................................................    40
   SECTION 4.14. Environmental Matters ...........................................................................    40
   SECTION 4.15. Partner Interests and Capital Stock .............................................................    41
   SECTION 4.16. Margin Stock ....................................................................................    41
   SECTION 4.17. Insolvency ......................................................................................    41
   SECTION 4.18. Insurance .......................................................................................    42
   SECTION 4.19. Real Estate Investment Trust ....................................................................    42

ARTICLE V COVENANTS ..............................................................................................    42

   SECTION 5.01. Information .....................................................................................    42
   SECTION 5.02. Inspection of Property, Books and Records .......................................................    43
   SECTION 5.03. Consolidated Total Secured Debt .................................................................    44
   SECTION 5.04. Ratio of Consolidated Total Debt to Consolidated Total Assets ...................................    44
   SECTION 5.05. Interest Coverage ...............................................................................    44
   SECTION 5.06. Restricted Payments .............................................................................    44
   SECTION 5.07. Consolidated Fixed Charges Coverage Ratio .......................................................    44
   SECTION 5.08. Unsecured Fixed Charges Coverage ................................................................    44
   SECTION 5.09. Unencumbered Assets .............................................................................    44
   SECTION 5.10. Investments .....................................................................................    45
   SECTION 5.11. Dissolution; Redemptions ........................................................................    45
   SECTION 5.12. Consolidations, Mergers and Sales of Assets .....................................................    45
   SECTION 5.13. Use of Proceeds .................................................................................    46
   SECTION 5.14. Compliance with Laws; Payment of Taxes ..........................................................    47
   SECTION 5.15. Insurance .......................................................................................    47
   SECTION 5.16. Change in Fiscal Year ...........................................................................    47
   SECTION 5.17. Maintenance of Property; Principal Business .....................................................    48
   SECTION 5.18. Environmental Notices ...........................................................................    48
   SECTION 5.19. Environmental Matters ...........................................................................    48
   SECTION 5.20. Environmental Release ...........................................................................    48
   SECTION 5.21. Transactions with Affiliates ....................................................................    48
   SECTION 5.22. Qualification as a Real Estate Investment Trust; General Partner ................................    48
   SECTION 5.23. Certain Covenants Concerning Subsidiaries .......................................................    49

ARTICLE VI DEFAULTS ..............................................................................................    50

   SECTION 6.01. Events of Default ...............................................................................    50
   SECTION 6.02. Notice of Default ...............................................................................    52


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
ARTICLE VII THE ADMINISTRATIVE AGENT .............................................................................    52

   SECTION 7.01. Appointment; Powers and Immunities ..............................................................    52
   SECTION 7.02. Reliance by Administrative Agent ................................................................    53
   SECTION 7.03. Defaults ........................................................................................    53
   SECTION 7.04. Rights of Administrative Agent as a Bank ........................................................    53
   SECTION 7.05. Indemnification .................................................................................    53
   SECTION 7.06. Consequential Damages ...........................................................................    54
   SECTION 7.07. Payee of Note Treated as Owner ..................................................................    54
   SECTION 7.08. Nonreliance on Administrative Agent and Other Banks .............................................    54
   SECTION 7.09. Failure to Act ..................................................................................    55
   SECTION 7.10. Resignation or Removal of Administrative Agent ..................................................    55

ARTICLE VIII CHANGE IN CIRCUMSTANCES; COMPENSATION ...............................................................    55

   SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair ........................................    55
   SECTION 8.02. Illegality ......................................................................................    56
   SECTION 8.03. Increased Cost and Reduced Return ...............................................................    56
   SECTION 8.04. Base Rate Loans or Other Euro-Dollar Loans Substituted for Affected Euro-Dollar Loans ...........    58
   SECTION 8.05. Compensation ....................................................................................    58

ARTICLE IX MISCELLANEOUS .........................................................................................    59

   SECTION 9.01. Notices .........................................................................................    59
   SECTION 9.02. No Waivers ......................................................................................    59
   SECTION 9.03. Expenses; Documentary Taxes .....................................................................    59
   SECTION 9.04. Indemnification .................................................................................    60
   SECTION 9.05. Setoff; Sharing of Setoffs ......................................................................    60
   SECTION 9.06. Amendments and Waivers ..........................................................................    61
   SECTION 9.07. No Margin Stock Collateral ......................................................................    62
   SECTION 9.08. Successors and Assigns ..........................................................................    62
   SECTION 9.09. Confidentiality .................................................................................    65
   SECTION 9.10. Representation by Banks .........................................................................    65
   SECTION 9.11. Obligations Several .............................................................................    66
   SECTION 9.12. Georgia Law .....................................................................................    66
   SECTION 9.13. Severability ....................................................................................    66
   SECTION 9.14. Interest ........................................................................................    66
   SECTION 9.15. Interpretation ..................................................................................    67
   SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction ...................................................    67
   SECTION 9.17. Counterparts ....................................................................................    67
   SECTION 9.18. Source of Funds--ERISA ..........................................................................    67
   SECTION 9.19. No Bankruptcy Proceedings .......................................................................    67


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
EXHIBIT A-1       Form of Syndicated Loan Note

EXHIBIT A-2       Form of Swing Loan Note

EXHIBIT A-3       Form of Money Market Loan Note

EXHIBIT B         Form of Opinion of Counsel for the Borrower and Guarantor

EXHIBIT C         Form of Opinion of Special Counsel for the Administrative Agent

EXHIBIT D         Form of Assignment and Acceptance

EXHIBIT E         Form of Notice of Borrowing

EXHIBIT F         Form of Compliance Certificate

EXHIBIT G         Form of Closing Certificate

EXHIBIT H         Form of Guaranty

EXHIBIT I         Form of Money Market Quote Request

EXHIBIT J         Form of Money Market Quote

EXHIBIT K         Form of Designation Agreement

EXHIBIT L         Form of Contribution Agreement

Schedule 4.08     Subsidiaries


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

                   FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

         FIFTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 12, 2001 among POST APARTMENT HOMES, L.P., the BANKS listed on the signature pages hereof, FIRST UNION NATIONAL BANK (formerly First Union National Bank of Georgia), as Syndication Agent, WACHOVIA BANK, N.A. (formerly Wachovia Bank of Georgia, N.A.), as Administrative Agent and SUNTRUST BANK, as Documentation Agent.

         This Fifth Amended and Restated Credit Agreement is an amendment and restatement of the Amended and Restated Credit Agreement by and among the Borrower, Wachovia Bank of Georgia, N.A., First Union National Bank of Georgia, SunTrust Bank, Corestates Bank, and Commerzbank AG, Atlanta Agency, as Banks, First Union National Bank of Georgia, as Co-Agent, and Wachovia Bank of Georgia, N.A., as Administrative Agent, dated as of April 9, 1997, as amended by First Amendment to Amended and Restated Credit Agreement dated December 17, 1997, Second Amendment to Amended and Restated Credit Agreement dated July 31, 1998, as amended and restated by Second Amended and Restated Credit Agreement by and among the Borrower, Wachovia Bank, N.A., First Union National Bank, SunTrust Bank, Commerzbank AG, Atlanta Agency, Four Winds Funding Corporation, Bank One, Texas, N.A., and Chase Bank of Texas, National Association, as Banks, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent, and SunTrust Bank, as Documentation Agent, dated as of November 20, 1998, as amended by First Amendment to Second Amended and Restated Credit Agreement dated February 18, 1999, as amended by Third Amended and Restated Credit Agreement dated as of May 7, 1999, by and among the Borrower, Wachovia Bank, N.A., First Union National Bank, SunTrust Bank, Atlanta, NationsBank, N.A., SouthTrust Bank, Bank One, Texas, N.A., Commerzbank, A.G., Atlanta Agency, Four Winds Funding Corporation, Chase Bank of Texas, N.A. and PNC Bank, National Association, as Banks, and Wachovia Bank, as Administrative Agent, as amended by Fourth Amended and Restated Credit Agreement by and among the Borrower, Wachovia Bank, N.A., First Union National Bank, SunTrust Bank, Bank of America, N.A., SouthTrust Bank, Commerzbank, A.G., New York and Cayman Branches, Bank One, NA, Chase Bank of Texas, National Association. and PNC Bank, National Association, as Banks, and Wachovia Bank, as Administrative Agent, First Union National Bank, as Syndication Agent and SunTrust Bank, as Documentation Agent, dated as of April 3, 2000, as amended by letter agreement dated as of October 4, 2000 (collectively, the "Original Agreement"), all of which are superseded hereby.

         The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.01. Definitions. The terms as defined in this Section 1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

         "Adjusted Consolidated Income Available For Debt Service" means Consolidated Income Available For Debt Service plus Borrower's Joint Venture Share of Consolidated Income Available For Debt Service from Joint Ventures.

         "Adjusted Consolidated Interest Expense" means Consolidated Interest Expense plus Borrower's Joint Venture Share of interest expense of Joint Ventures.

         "Adjusted Fixed Charges" means the sum of (A) interest expense for Unsecured Funded Debt for the just ended Fiscal Quarter and three prior quarters, plus (B) scheduled principal payments on such Unsecured Funded Debt (excluding balloon payments payable at maturity ) for the Fiscal Quarter just ended and the prior three quarters.

         "Adjusted Total Asset Value" means Consolidated Total Asset Value; provided, that in calculating Adjusted Total Asset Value, clauses (v), (vi) and
(vii) of the definition of Consolidated Total Asset Value shall be excluded.

         "Administrative Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity

         "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant Person owns, directly or indirectly, 20% or more of the voting common stock, general partnership interest in a general or limited partnership or equivalent equity interests in any other Person. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Fifth Amended and Restated Credit Agreement, together with all amendments and supplements hereto.

         "Applicable Margin" has the meaning set forth in Section 2.06(a).

         "Approved Unit Redemption Transactions" means the transactions in which
(i) the Borrower will organize one or more direct or indirect wholly owned Subsidiaries (collectively the "New Subsidiaries") for the purpose of purchasing and holding certain real and/or personal property (the "New Assets") currently owned or controlled, directly or indirectly, by one or more Affiliates of the Borrower and PPI (such Affiliates, together with the Persons through which such Affiliates own or control the New Assets, being collectively referred to as the "Sellers"); (ii) the Borrower may borrow from the Banks or will borrow from certain other lenders, and will contribute to the New Subsidiaries, cash in an aggregate amount not to exceed $40,000,000; (iii) the New Subsidiaries will purchase the New Assets from the Sellers in one or more transactions for an aggregate cash amount not to exceed $40,000,000 for all such transactions (the "Aggregate Purchase Price"), such Aggregate Purchase Price to be determined based on the current fair market values for the New Assets and actual transaction costs; (iv) the Borrower will redeem or otherwise acquire from certain Affiliates of the Borrower and PPI (such Affiliates, together with the Persons through which such Affiliates own or control the Partner Interests, being collectively referred to as the "Unit Holders") in one or more transactions the Partner Interests having an aggregate fair market value based on the fair market value of the Capital Stock of PPI into which such Partner Interests may be converted or for which they may be exchanged (referred to herein as the "Aggregate Partner Interests Value"); and
(v) in consideration for such redemption or acquisition, the Borrower shall convey to the Unit Holders all ownership interests in the New Subsidiaries, and certain Unit Holders shall assume (as between the New Subsidiaries and the Borrower) and indemnify the Borrower with respect to indebtedness of the Borrower in an aggregate amount substantially equal to the difference between the Aggregate Purchase Price and the Aggregate Partner Interests Value.

         "Arranger" means Wachovia Securities, Inc.

         "Arranger's Letter Agreement" means that certain letter agreement, dated as of November 20, 2000 between the Borrower, the Arranger and the Administrative Agent relating to the structure of the Loans, and certain fees from time to time payable by the Borrower to the Arranger and the Administrative Agent, together with all amendments and supplements thereto.

         "Assignee" has the meaning set forth in Section 9.08(c).

         "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 9.08(c) in the form attached hereto as Exhibit D.

         "Authority" has the meaning set forth in Section 8.02.

         "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and its assigns permitted hereby; provided, however, that the term "Bank" shall exclude each Designated Bank when used in reference to a Syndicated Loan, the Commitments or terms relating to the Syndicated Loans and the Commitments.

         "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

         "Base Rate Loan" means a Loan to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article VIII, as applicable.

         "Borrower" means Post Apartment Homes, L.P., a Georgia limited partnership and its successors and its permitted assigns.

         "Borrowing" means a borrowing hereunder consisting of (i) Syndicated Loans made to the Borrower at the same time by all of the Banks, (ii) a Swing Loan made to the Borrower by Wachovia or (iii) a Money Market Loan made to the Borrower separately by one or more Banks, in each case pursuant to Article II. A Borrowing is a "Euro-Dollar Borrowing" if such Loans are made as Euro-Dollar Loans. A Borrowing is a "Base Rate Borrowing" if such Loan is made as a

Base Rate Loan. A Borrowing is a "Transaction Rate Borrowing" if such Loan is made as a Transaction Rate Loan. A Borrowing is a "Syndicated Loan Borrowing" if such Loans are made as Syndicated Loans. A Borrowing is a "Swing Loan Borrowing" if such Loans are made as Swing Loans. A Borrowing is a "Money Market Borrowing" if such Loans are made pursuant to Section 2.03. A Borrowing is a "Fixed Rate Borrowing" if such Loans are made as Fixed Rate Loans.

         "Capital Stock" means any capital stock issued by any Person, whether common or preferred, excluding Redeemable Preferred Stock.

         "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C.ss. 9601 et. seq. and its implementing regulations and amendments.

         "CERCLIS" means the Comprehensive Environmental Response Compensation and Liability Inventory System established pursuant to CERCLA.

         "Change in Control" shall mean the occurrence of either of the following: (i) more than 50% of the outstanding voting common stock of PPI is owned, directly or indirectly, by less than 6 "individuals" (as provided in Section 542(a)(2) of the Code); or (ii) a majority of the Persons comprising the Board of Directors of PPI shall during any 12 month period cease to serve on the Board of Directors of PPI for any reason other than disability or death.

         "Change of Law" shall have the meaning set forth in Section 8.02.

         "Closing Certificate" has the meaning set forth in Section 3.01(e).

         "Closing Date" means January 12, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

         "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof (the aggregate amount of all Commitments on the Closing Date being $320,000,000), and (ii) as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.08 and 2.09 or increased from time to time pursuant to Sections 2.14 and 2.15.

         "Compliance Certificate" has the meaning set forth in Section 5.01(c).

         "Consolidated Debt" means at any date the Debt of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis as of such date.

         "Consolidated Fixed Charges" for any period means the sum of the following of the Borrower and its Subsidiaries, determined on a consolidated basis (i) Consolidated Interest Expense, plus (ii) all scheduled principal payments (excluding balloon payments payable at maturity), plus (iii) all preferred dividends paid or accrued (without duplication), plus (iv)


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

Borrower's Joint Venture Share of interest expense and scheduled principal payments (excluding balloon payments payable) of Joint Ventures.

         "Consolidated Fixed Charges Coverage Ratio" means, at any date, for the Fiscal Quarter most recently ended and the immediately preceding 3 Fiscal Quarters, the ratio of: (i) Adjusted Consolidated Income Available For Debt Service; to (ii) Consolidated Fixed Charges.

         "Consolidated Income Available For Debt Service" shall mean, for any period for the Borrower or the respective Joint Ventures, as the case may be, calculated on a consolidated basis, the sum of the following for such period for such Person and its Subsidiaries: (i) net income (including those portions of the earnings of such Persons' Joint Ventures actually paid in cash to such Persons during such period, but otherwise excluding such Persons' equity in the income and losses of such Persons' Joint Ventures) before minority interests and extraordinary items in accordance with GAAP, plus (ii) depreciation and amortization, plus (iii) losses from sales or from such Person's Joint Ventures, plus (iv) increases in deferred taxes and other non-cash items, minus (v) gains from sales or from such Persons' Joint Ventures, minus (vi) decreases in deferred taxes and other non-cash items, plus (vii) interest expense and fees of letters credit issued to support bonds, and plus (viii) taxes (excluding ad valorem taxes).

         "Consolidated Income Available For Debt Service From Eligible Properties" means Consolidated Income Available For Debt Service, but limited to such income which is derived from Eligible Properties (other than from Subsidiary Excluded Properties).

         "Consolidated Income Available for Distribution" means, in any calendar year, the sum of the following for such calendar year, calculated on a consolidated basis for the Borrower and its Subsidiaries: (i) Consolidated Income Available For Debt Service, less (ii) Consolidated Interest Expense, and less (iii) taxes (excluding ad valorem taxes and taxes on gains described in clause (v) of the definition of Consolidated Income Available For Debt Service).

         "Consolidated Interest Expense" for any period means interest expensed during such period, determined on a consolidated basis for the Borrower and its Subsidiaries.

         "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of the Borrower in its consolidated financial statements as of such date.

         "Consolidated Total Asset Value" means the sum of:

                  (i) the quotient of (x) the Net Operating Income for the 12 month period ending on the last day of the month just ended prior to the date of determination, from each Property which either was on average at least 90% Economically Occupied during, or with respect to which the Construction Period Termination Date occurred prior to the commencement of, such 12 month period, divided by (y) 0.0875; provided, that if a Property satisfies the criteria set forth in both this clause
         (i) and in clause (ii) below, it shall be included in the calculations only in clause (ii) below; plus

                  (ii) an amount equal to the quotient of (x) 400% of the Net Operating Income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Property with respect to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period ending on the last day of the month just ended prior to the date of determination, divided by (y) 0.0875; plus

                  (iii) an amount equal to 100% of the aggregate amount of cash expenditures (including indirect costs internally allocated in accordance with GAAP) as of the last day of the month just ended prior to the date of determination on all Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended; plus

                  (iv) an amount equal to 100% of all unrestricted cash and cash equivalents held by the Borrower and its Subsidiaries, including amounts on deposit with banks or other financial institutions and Investments of the types described in clause (A) of Section 5.10, provided, with respect to Investments described in clause (A)(iv), that such Investments are readily marketable; plus

                  (v) the quotient of (x) the Joint Venture Share of the net operating income for the 12 month period ending on the last day of the month just ended prior to the date of determination, from each Joint Venture Property which either was on average at least 90% Economically Occupied during, or with respect to which the Construction Period Termination Date occurred prior to the commencement of, such 12 month period, divided by (y) 0.0875; plus

                  (vi) an amount equal to the Joint Venture Share of the aggregate amount of the quotient of (x) 400% of the net operating income for the 3 month period ending on the last day of the month just ended prior to the date of determination, from each Joint Venture Property with respect to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period ending on the last day of the month just ended prior to the date of determination, divided by (y) 0.0875; plus

                  (vii) an amount equal to the Joint Venture Share of the aggregate amount of cash expenditures (including indirect costs internally allocated in accordance with GAAP) as of the last day of the month just ended prior to the date of determination on each Joint Venture Property as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended.

         "Consolidated Total Assets" shall mean (i) all Undepreciated Real Estate Assets plus (ii) all other tangible assets of the Borrower and its Subsidiaries.

                  "Consolidated Total Debt" shall mean ( i ) the total liabilities of the Borrower, its Subsidiaries and the Guarantors (without duplication), on a consolidated basis (excluding liabilities on account of dividends which have been declared but not paid), plus (ii) the aggregate amount of Debt Guaranteed by the Borrower, the Guarantors and the other Subsidiaries (other than the debt of any of them), plus (iii) the Borrower's Joint Venture Share of the aggregate amount of Debt of all Joint Ventures, less (iv) the aggregate amount of all tenant deposits which are maintained in segregated accounts, and the Joint Venture Share of such amounts reflected on the Joint Ventures' balance sheets, and classified as restricted cash in accordance with GAAP, and less (v) amounts maintained in escrow deposits with banks or other financial institutions for payment of real estate property taxes reflected on PPI's consolidated balance sheet, and the Joint Venture Share of such amounts reflected on the Joint Ventures' balance sheets, reflected as restricted cash in accordance with GAAP at the end of the most recent Fiscal Quarter.

         "Consolidated Total Secured Debt" shall mean, without duplication, all Debt of the Borrowers, its Subsidiaries and the Guarantors, and the Joint Venture Share of Debt of Joint Ventures, in each case consisting of: (i) capitalized leases; (ii) money borrowed or the deferred purchase price of real property which is also secured by a Mortgage on any real property owned by the Borrower, its Subsidiaries, any Guarantor or any Joint Venture; or (iii) Debt of the type described in clause (vii) of the definition thereof arising from letters of credit issued in support of Debt whose reimbursement obligations are secured by a Mortgage on any real property owned by the Borrower, its Subsidiaries, any Guarantor or any Joint Venture.

         "Construction Period Termination Date" means, with respect to construction of Properties and Joint Venture Properties, the date which is 3 months after the issuance of a permanent certificate of occupancy for the last unit of such Property or Joint Venture Property.

         "Contribution Agreement" means the Contribution Agreement in substantially the form of Exhibit L to be executed by the Borrower, PPI and any Significant Subsidiary which becomes a Guarantor.

         "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Code.

         "Current Maturities of Long-Term Debt" means all payments in respect of Long-Term Debt (other than Debt under this Agreement) that are required to be made within one year from the date of determination, whether or not the obligation to make such payments would constitute a current liability of the obligor under GAAP, excluding, however, any such payment required to be made on the ultimate maturity date of such Debt.

         "Debt" of any Person means at any date, without duplication, ( i ) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases,
(v) all obligations of such Person to reimburse any bank or any other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation),
(vii) all obligations of such Person (other than amounts which are fully cash collateralized) to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument issued to assure the payment of Debt (but while such reimbursement obligation remains contingent due to there having been no presenting and honoring of a draft under any such letter of credit or similar instrument, only the principal component of the underlying Debt shall be included as Debt under this clause (vii)), (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (ix) all Debt of others Guaranteed by such Person; provided, however, that the term Debt shall not include (A) any such obligations to the extent such obligations have been in substance defeased in accordance with GAAP, or (B) obligations under Redeemable Preferred Stock to the extent that any sinking fund payments have been made in connection therewith.

         "Debt Rating" means at any time whichever is the higher of the rating of the Borrower's senior unsecured, unenhanced debt (or, if no such debt exists, its prospective or implied credit rating for debt of such type) by Moody's Investor Service or Standard and Poor's (as such rating may change from time to time) or if only one of them rates the Borrower's senior unsecured, unenhanced debt (or, if no such debt exists, has in effect a prospective or implied rating for such debt), such rating.

         "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (after giving effect to the Applicable Margin) which may be applicable to any Loans hereunder.

         "Designated Bank" means a special purpose corporation sponsored by its Designating Bank that is identified as such on the signature pages hereto next to the caption "Designated Bank" as well as each special purpose corporation sponsored by its Designating Bank that (i) shall have become a party to this Agreement pursuant to Section 9.08(g), and (ii) is not otherwise a Bank.

         "Designated Bank Note" means a Money Market Loan Note, evidencing the obligation of the Borrower to repay Money Market Loans made by a Designated Bank, and "Designated Bank Notes" means any and all such Money Market Loan Notes to Designated Banks issued hereunder.

         "Designating Bank" shall mean each Bank that is identified as such on the signature pages hereto next to the caption "Designating Bank" and immediately above the signature of its Designated Bank as well as each Bank that shall designate a Designated Bank pursuant to Section 9.08(g).

         "Designation Agreement" means a designation agreement in substantially the form of Exhibit K, entered into by a Bank and a Designated Bank and acknowledged by the Borrower and the Administrative Agent.

         "Dollars" or "$" means dollars in lawful currency of the United States of America.

         "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

         "Economically Occupied" means, with respect to any Property or Joint Venture Property and in reference to a specified percentage, that tenants paying rental obligations are occupying at least the specified percentage of the total number of units at such Property or Joint Venture Property, as the case may be.

         "Eligible Property" means a Property of the Borrower or any Subsidiary (other than Subsidiary Excluded Properties) consisting of real estate as to which there is no Mortgage in existence encumbering such Property and as to which the Borrower or such Subsidiary holds 100% of the fee title, leasehold interest or right to use or occupy such property.

         "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

         "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of the Borrower or any Subsidiary required by any Environmental Requirement.

         "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

         "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

         "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

         "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

         "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

         "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to the Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law, including without limitation, the Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, or the Federal Occupational Safety and Health Act of 1970, each as amended.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

         "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

         "Euro-Dollar Loan" means a Syndicated Loan to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

         "Euro-Dollar Reserve Percentage" means, for any Bank which is a member bank of the Federal Reserve System, on any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement for such Bank in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

         "Event of Default" has the meaning set forth in Section 6.01.

         "Executive Officer" means any of the following officers of the General
Partner: the Chairman, the President, the Chief Financial Officer, the Chief Accounting Officer, the Senior Vice President-Capital Markets and the Secretary.

         "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions, as determined by the Administrative Agent.

         "Fiscal Quarter" means any fiscal quarter of the Borrower.

         "Fiscal Year" means, with reference to PPI, any fiscal year of PPI, and with reference to the Borrower, any fiscal year of the Borrower.

         "Fixed Rate Borrowing" means a Euro-Dollar Borrowing, a Transaction Rate Borrowing or a Money Market Borrowing, or any or all of them, as the context requires.

         "Fixed Rate Loan" means any Euro-Dollar Loan, Transaction Rate Loan or Money Market Loan, or any or all of them, as the context shall require.

         "Funded Debt" means, without duplication, Long-Term Debt plus Current Maturities of Long-Term Debt of the Borrower and the Subsidiaries.

         "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

         "GP Sub" means Post GP Holdings, Inc., a Georgia corporation which is a Wholly Owned Subsidiary of PPI, the General Partner and the owner of a 1% general partner interest in the Borrower as of the Closing Date.

         "General Partner" means the sole general partner of the Borrower (which, on the Closing Date, is GP Sub) or, if there is more than one such general partner, the managing general partner of the Borrower.

         "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Guarantors" means, individually and collectively, as the context shall require: (i) PPI; (ii) any Significant Subsidiary which becomes a Guarantor pursuant to Section 5.23(d); and (iii) any other Subsidiary which elects to become a Guarantor pursuant to the last sentence of Section 5.23(d).

         "Guaranty" means the Guaranty Agreement of even date herewith in substantially the form of Exhibit "H" to be executed by PPI and any Significant Subsidiary or other Subsidiary which becomes a Guarantor, unconditionally guaranteeing payment of the Loans, the Notes and all other obligations of the Borrower to the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks hereunder, including without limitation all principal, interest, fees, costs, and compensation and indemnification amounts.

         "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, or (d) pesticides, as defined in the

Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

         "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:

                  (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                  (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                  (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

(2) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter (or any lesser number of days ending on the Termination Date); provided that:

                  (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

(3) with respect to each Transaction Rate Borrowing, any period up to 14 days mutually agreeable to the Borrower and Wachovia which ends on or prior to the Termination Date.

(4) with respect to each Money Market Borrowing, the period commencing on the date of such Borrowing and ending on the Stated Maturity Date or such other date or dates as may be specified in the applicable Money Market Quote; provided that:

                  (c) any Interest Period (subject to clause (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                  (d) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

         "Investment" means any investment in any Person, whether by means of purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, making of a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

         "Joint Venture" means a Person (i) whose primary business is the development or ownership of multi-family properties, (ii) in which the Borrower or any of its Consolidated Subsidiaries owns a legal and beneficial ownership interest and (iii) whose accounts at any date are not consolidated with those of the Borrower in its consolidated financial statements as of such date in accordance with GAAP.

         "Joint Venture Property" means a real property owned, leased or otherwise used or occupied by a Joint Venture, wherever located.

         "Joint Venture Share" means, with respect to any Joint Venture, the percentage of legal and beneficial ownership interest in such Joint Venture held by PPI or by any of its Consolidated Subsidiaries.

         "LP Sub" means Post LP Holdings, Inc., a Georgia corporation which is a Wholly Owned Subsidiary of PPI, and the owner (as of the Closing Date) of a majority of the limited partnership interests in the Borrower.

         "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrower and the Administrative Agent.

         "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, or preferential arrangement which has the practical effect of constituting any of the foregoing in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

         "Liquidity Bank" means for any Designated Bank, at any date of determination, the collective reference to the financial institutions which at such date are providing liquidity or credit support facilities to or for the account of such Designated Bank to fund such Designated Bank's obligations hereunder or to support the securities, if any, issued by such Designated Bank to fund such obligations.

         "Loans" means, as the context shall require, either (i) Syndicated Loans, which may be either Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01(a), (ii) Swing Loans, which may be either Base Rate Loans or Transaction Rate Loans made pursuant to the terms and conditions set forth in Section 2.01(b) or (iii) Money Market Loans made pursuant to the terms and conditions set forth in 2.03.

         "Loan Documents" means this Agreement, the Notes, the Guaranty, any other document evidencing, relating to or securing the Loans, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes or the Loans, as such documents and instruments may be amended or supplemented from time to time.

         "London Interbank Offered Rate" has the meaning set forth in Section 2.06(c).

         "Long-Term Debt" means at any date any Consolidated Debt which matures (or the maturity of which may at the option of the Borrower or any Subsidiary be extended such that it matures) more than one year after such date.

         "Margin Stock" means "margin stock" as defined in Regulations T, U or X.

         "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business or properties of PPI, the Borrower, and the Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or the Banks under the Loan Documents, or the ability of the Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

         "Maximum Commitment" has the meaning set forth in Section 2.14.

         "Minority Interests" shall mean the minority interests of unit holders as shown on the then most recently available Form 10-K or 10-Q of PPI.

         "Money Market Borrowing Date" has the meaning specified in Section
2.03.

         "Money Market Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-3, including any Designated Bank Notes, evidencing the obligation of the Borrower to repay the Money Market Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

         "Money Market Loans" means Loans made pursuant to the terms and conditions set forth in Section 2.03.

         "Money Market Quote" has the meaning specified in Section 2.03.

         "Money Market Quote Request" has the meaning specified in Section 2.03(b).

         "Money Market Rate" has the meaning specified in Section
2.03(c)(ii)(C).

         "Mortgage" means a mortgage, deed to secure debt, deed of trust or similar instrument.

         "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

         "Net Operating Income" means, for any Property, the portion of Consolidated Income Available For Debt Service derived from such Property.

         "Notes" means the Syndicated Loan Notes, the Swing Loan Note or Money Market Loan Notes, or any one, or more, or all of them, as the context shall require.

         "Notice of Borrowing" has the meaning set forth in Section 2.02.

         "Original Agreement" has the meaning set forth in the preamble hereto.

         "Original Notes" means the Notes executed and delivered pursuant to the Original Agreement.

         "Participant" has the meaning set forth in Section 9.08(b).

         "Partner Interests" means any partner interests in the Borrower, whether limited or general.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Performance Pricing Determination Date" has the meaning set forth in
Section 2.06(a).

         "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

         "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

         "PPI" means Post Properties, Inc., a Georgia corporation, and its successors and assigns.

         "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

         "Properties" means all real property owned, leased or otherwise used or occupied by the Borrower, the Guarantors or any Subsidiary, wherever located.

         "Recourse Mortgage" means a Mortgage which does not by its terms exculpate the mortgagor or grantor from personal liability with respect to the Debt secured by such Mortgage (other than customary limitations and exceptions as to such exculpation).

         "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either
(i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or
(ii) redeemable at the option of the holder thereof.

         "Refunding Loan" means a new Loan made on the day on which an outstanding Loan is maturing or a Base Rate Borrowing is being converted to a Euro-Dollar Borrowing or a Transaction Rate Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the Borrower pursuant to
Section 2.02(c) or remitted to the Administrative Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

         "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

         "Required Banks" means at any time Banks having at least 66 2/3% of the aggregate amount of the Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the (i) Syndicated Loans and (ii) Money Market Loans.

         "Restricted Payment" means (i) any distribution on any Partner Interests (other than distributions consisting solely of additional Partner Interests) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any Partner Interests or (b) any option, warrant or other right to acquire Partner Interests.

         "Significant Subsidiary" means any Subsidiary (other than GP Sub or LP
Sub) which either (x) has assets which constitute more than 5% of Consolidated Total Assets at the end of the most recent Fiscal Quarter, or (y) contributed more than 5% of Consolidated Income Available For Debt Service during the most recent Fiscal Quarter and the 3 Fiscal Quarters immediately preceding such Fiscal Quarter (or, with respect to any Subsidiary which existed during the entire 4 Fiscal Quarter period but was acquired by the Borrower during such period, which would have contributed more than 5% of Consolidated Income Available For Debt Service during such period had it been a Subsidiary for the entire period).

         "Stated Maturity Date" means, with respect to any Money Market Loans, the Stated Maturity Date therefor specified by the Bank in the applicable Money Market Quote.

         "Subsidiary" means (i) any corporation or other entity (other than the Borrower) the majority of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower and/or PPI, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower, PPI, another Subsidiary, and/or one or more of John A. Williams and John T. Glover (or, in the event of death or disability of either of the foregoing individuals, his respective legal representative(s)), or such individuals' successors in office as an officer of such Subsidiary or the Secretary of such Subsidiary, and (ii) any other entity (other than PPI or the Borrower) the accounts of which are consolidated with the accounts of the Borrower.

         "Subsidiary Excluded Properties" means, with respect to any Subsidiary of the Borrower that (i) owns one or more Properties that are secured by a Recourse Mortgage on such Property or Properties, and (ii) has not executed and delivered to the Administrative Agent a joinder agreement with respect to the Guaranty and the other items described in clauses (x), (y) and (z) of Section 5.23(d), any other Properties of such Subsidiary that would otherwise have constituted Eligible Properties as provided in this Agreement.

         "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which must be a Base Rate Loan or a Transaction Rate Loan.

         "Swing Loan Note" means the promissory note of the Borrower, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrower to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

         "Syndicated Loan Notes" means the promissory notes of the Borrower, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrower to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

         "Taxes" has the meaning set forth in Section 2.12(c).

         "Termination Date" means whichever is applicable of (i) April 30, 2004, or such later date to which it is extended by the Banks pursuant to Section 2.05(b) or (ii) any earlier date which constitutes the Termination Date pursuant to the provisions of and under the circumstances contained in Sections 2.08 or 2.09.

         "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrower's business.

         "Total Unencumbered Asset Value" means Adjusted Total Asset Value of Eligible Properties (other than Subsidiary Excluded Properties), but with respect to clause (iii) of Consolidated Total Asset Value shall be amended by replacing 100% with 50%.

         "Transaction Rate" has the meaning set forth in Section 2.01(b)(ii).

         "Transaction Rate Loan" means a Swing Loan to be made as a Transaction Rate Loan pursuant to Section 2.01(b).

         "Transaction Rate Request" has the meaning set forth in Section 2.01(b)(ii).

         "Transferee" has the meaning set forth in Section 9.08(d).

         "Undepreciated Real Estate Assets" shall mean the cost (original cost plus capital improvements, if any) of real estate assets of the Borrower and its Subsidiaries, before depreciation and amortization, in accordance with GAAP.

         "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

         "Unsecured Funded Debt" means any Funded Debt which is not secured by a Mortgage on any Property.

         "Unused Commitment" means at any date, with respect to any Bank, an amount equal to its Commitment less the aggregate outstanding principal amount of its Syndicated Loans (but not, with respect to Wachovia, its Swing Loans, or with respect to any Bank, its Money Market Loans).

         "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

         "Wholly Owned Subsidiary" means any Subsidiary all of the shares of the non-voting capital stock or other equivalent ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Borrower and/or PPI, and all of the shares of the voting capital stock or other equivalent ownership interests of which are at the time directly or indirectly owned by the Borrower, PPI, another Wholly Owned Subsidiary, and/or one or more of John A. Williams and John T. Glover (or, in the event of death or disability of either of the foregoing individuals, his respective legal representative(s)), or such individuals' successors in office as an officer of such Subsidiary or the Secretary of such Subsidiary.

         SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by PPI's independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of PPI or the Borrower and its Consolidated Subsidiaries, as applicable, delivered to the Banks unless with respect to any such change concurred in by PPI's independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan
Documents: (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 5.01 hereof, shall mean the financial statements referred to in Section 4.04).

         SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

         SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

         SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                                   ARTICLE II

                                   THE CREDITS

         SECTION 2.01. Commitments to Lend Loans Loans. Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to the Borrower from time to time before the Termination Date; provided that, immediately after each such Syndicated Loan is made,

                  (i) the aggregate principal amount of Syndicated Loans by such Bank shall not exceed the amount of its Commitment, and

                  (ii) the aggregate outstanding amount of all Syndicated Loans, Swing Loans and Money Market Loans shall not exceed the aggregate amount of the Commitments.

Each Syndicated Loan Borrowing under this Section shall be in an aggregate principal amount of $5,000,000 or any larger multiple of $250,000 (except that any such Syndicated Loan Borrowing may be in the aggregate amount of the Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.10, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

         (b) Swing Loans. (i) In addition to the foregoing, Wachovia shall from time to time, upon the request of the Borrower, if the applicable conditions precedent in Article III have been satisfied, make Swing Loans to the Borrower in an aggregate principal amount at any time outstanding not exceeding $5,000,000; provided that, immediately after such Swing Loan is made, the outstanding amount of the Syndicated Loans, Swing Loans and Money Market Loans shall not exceed the aggregate amount of the Commitments. Within the foregoing limits, the Borrower may borrow under this Section 2.01(b), prepay and reborrow under this Section

2.01(b) at any time before the Termination Date. All Swing Loans shall be made as either Base Rate Loans or, subject to the provisions of clause (ii) below, Transaction Rate Loans.

                  (ii) Swing Loans may be Transaction Rate Loans, if the Administrative Agent shall have determined that such Transaction Rate Loan, including the principal amount thereof, the Interest Period and the Transaction Rate applicable thereto, has been expressly agreed to by the Borrower and Wachovia (such agreement may be obtained by telephone, confirmed promptly to the Administrative Agent in writing) pursuant to the following procedures. If the Borrower desires a Transaction Rate Loan, (a) the Borrower shall provide Wachovia, with a copy to the Administrative Agent, with notice of a request (a "Transaction Rate Request") for a quote for a Transaction Rate Borrowing prior to 1:00 p.m. (Atlanta, Georgia time) on the date (which shall be a Domestic Business Day) of the proposed Transaction Rate Borrowing, which Transaction Rate Request shall include the principal amount and proposed Interest Period of the relevant Transaction Rate Borrowing, (b) prior to 1:30 p.m. (Atlanta, Georgia time) on such date, Wachovia shall furnish the Borrower, with a copy to the Administrative Agent, with its rate quote (a "Transaction Rate Quote") via facsimile transmission, (c) the Borrower shall immediately inform Wachovia and the Administrative Agent of its decision as to whether to request a Transaction Rate Borrowing at the Transaction Rate specified in such Transaction Rate Quote (a "Transaction Rate") (which may be done by telephone and promptly confirmed in writing, and which decision shall be irrevocable), and (d) if the Borrower has so informed Wachovia and the Administrative Agent that it does desire a Transaction Rate Borrowing at the Transaction Rate specified in such Transaction Rate Quote, then by 2:00 p.m. (Atlanta, Georgia time) on the date of such decision, Wachovia shall make such Transaction Rate Borrowing, with interest accruing thereon at such Transaction Rate, available to the Administrative Agent in accordance with the procedures set forth herein. The Administrative Agent shall notify the Banks of any Transaction Rate Borrowing pursuant hereto.

                  (iii) At any time on or after the occurrence of an Event of Default, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans, and Wachovia shall furnish each Bank with a certificate evidencing such participating interest. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Administrative Agent receives any payment on account thereof, the Administrative Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Administrative Agent is required to be returned, such Bank will return to the Administrative Agent any portion thereof previously distributed by the Administrative Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (1) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever;
         (2) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (3) any adverse change in the condition (financial or otherwise) of the Borrower, PPI or any other Person; (4) any breach of this Agreement by the Borrower or any other Bank; or (5) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         SECTION 2.02. Method of Borrowing Loans other than Transaction Rate Loans. For all Loans other than Transaction Rate Loans (which shall be governed by the provisions of Section 2.01(b)(ii)):

         (a) The Borrower shall give the Administrative Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, executed by the President of the General Partner or any person authorized in writing by the President of the General Partner, prior to noon (Atlanta, Georgia time) on the same Domestic Business Day for each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

                  (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing;

                  (ii)     the aggregate amount of such Borrowing;

                  (iii) whether the Loans comprising such Borrowing are to be Syndicated Dollar Loans or Swing Loans, and whether they are to be Base Rate Loans or Euro-Dollar Loans;

                  (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period; and

                  (v)      the amount available to be borrowed under Section
         2.01.

         (b) Upon receipt of a Notice of Borrowing, the Administrative Agent shall promptly, and not later than 1:00 P.M., (Atlanta, Georgia time), notify each Bank of the contents thereof and, if it is a Syndicated Loan Borrowing, of such Bank's ratable share of such Borrowing and such Notice of Borrowing, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

         (c) Not later than 3:00 P.M. (Atlanta, Georgia time) on the date of each Borrowing, each Bank (or Wachovia, with respect to Swing Loans) shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address determined pursuant to Section 9.01. Unless the Administrative Agent determines in its reasonable business judgment that any applicable condition specified in Article III has not been satisfied, the Administrative Agent will make the funds so received from the Banks available to the Borrower at the Administrative Agent's aforesaid address. Unless the Administrative Agent receives notice from a Bank, at the Administrative Agent's address referred to in or specified pursuant to Section

9.01, no later than 4:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Borrowing, the Administrative Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Borrowing and, in reliance on such assumption, the Administrative Agent may (but shall not be obligated to) make available such Bank's ratable share of such Borrowing to the Borrower for the account of such Bank. If the Administrative Agent makes such Bank's ratable share available to the Borrower and such Bank does not in fact make its ratable share of such Borrowing available on such date, the Administrative Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrower (and for such purpose shall be entitled to charge such amount to any account of the Borrower maintained with the Administrative Agent), together with interest thereon for each day during the period from the date of such Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrower of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrower may have against such Bank and (ii) until such Bank has paid its ratable share of such Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Borrowing for any purpose hereunder. If the Administrative Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrower of such decision.

         (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Administrative Agent as provided in paragraph (c) of this Section, or remitted by the Borrower to the Administrative Agent as provided in Section 2.12, as the case may be.

         (e) Notwithstanding anything to the contrary contained in this Agreement, the Borrower shall not be entitled to, and the Administrative Agent shall not knowingly fund, a Fixed Rate Borrowing if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived.

         (f) In the event that a Notice of Borrowing fails to specify whether the Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans, such Loans shall be made as Base Rate Loans. If the Borrower is otherwise entitled under this Agreement to repay any Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and the Borrower fails to repay such Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Borrowing, a new Borrowing shall be deemed to be made on the date such Loans mature in an amount equal to the principal amount of the Loans so maturing, and the Loans comprising such new Borrowing shall be Base Rate Loans.

         (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 8 Euro-Dollar Loans and Money Market Loans outstanding at any given time.

         SECTION 2.03. Money Market Loans. (a) In addition to making Syndicated Loan Borrowings, the Borrower may, as set forth in this Section 2.03, request the Banks to make offers to make Money Market Borrowings available to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.03, provided that:

                  (i) the number of interest rates applicable to Money Market Loans which may be outstanding at any given time is subject to the provisions of Section 2.02(g);

                  (ii) the aggregate outstanding amount of all Syndicated Loans, Swing Loans and Money Market Loans shall not exceed the aggregate amount of the Commitments;

                  (iii) the Money Market Loans of any Bank will be deemed to be usage of the Commitments for the purpose of calculating availability pursuant to Section 2.01(a)(ii), 2.01(b)(ii) and 2.03(a)(ii) but will not reduce such Bank's obligation to lend its pro rata share of the remaining Unused Commitment; and

                  (iv) the aggregate principal amount of all Money Market Loans outstanding at any time shall not exceed fifty percent (50%) of the aggregate amount of the Commitments of all the Banks at such time.

         (b)      When the Borrower wishes to request offers to make
Money Market Loans, it shall give the Administrative Agent (which shall promptly notify the Banks) notice substantially in the form of Exhibit I hereto (a "Money Market Quote Request") so as to be received no later than 10:00 A.M. (Atlanta, Georgia time) at least 2 Domestic Business Days prior to the date of the Money Market Borrowing proposed therein (or such other time and date as the Borrower and the Administrative Agent, with the consent of the Required Banks, may agree), specifying:

                  (i) the proposed date of such Money Market Borrowing, which shall be a Domestic Business Day (the "Money Market Borrowing Date");

                  (ii) the maturity date (or dates) (each a "Stated Maturity Date") for repayment of each Money Market Loan to be made as part of such Money Market Borrowing (which Stated Maturity Date shall be that date occurring not less than 7 days but not greater than 180 days from the date of such Money Market Borrowing); provided that the Stated Maturity Date for any Money Market Loan may not extend beyond the Termination Date (as in effect on the date of such Money Market Quote Request); and

                  (iii) the aggregate amount of principal to be received by the Borrower as a result of such Money Market Borrowing, which shall be at least $5,000,000 (and in larger integral multiples of $250,000) but shall not cause the limits specified in Section 2.03(a) to be violated.

The Borrower may request offers to make Money Market Loans having up to 3 different Stated Maturity Dates in a single Money Market Quote Request; provided that the request for each separate Stated Maturity Date shall be deemed to be a separate Money Market Quote Request for a separate Money Market Borrowing. Except as otherwise provided in the immediately preceding sentence, after the first Money Market Quote Request has been given hereunder, no

Money Market Quote Request shall be given until at least 5 Domestic Business Days after all prior Money Market Quote Requests have been fully processed by the Administrative Agent, the Banks and the Borrower pursuant to this Section 2.03.

         (c)(i) Each Bank may, but shall have no obligation to, submit a response containing an offer to make a Money Market Loan substantially in the form of Exhibit J hereto (a "Money Market Quote") in response to any Money Market Quote Request; provided that, if the Borrower's request under Section 2.03(b) specified more than 1 Stated Maturity Date, such Bank may, but shall have no obligation to, make a single submission containing a separate offer for each such Stated Maturity Date and each such separate offer shall be deemed to be a separate Money Market Quote. Each Money Market Quote must be submitted to the Administrative Agent not later than 10:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date; provided that any Money Market Quote submitted by Wachovia may be submitted, and may only be submitted, if Wachovia notifies the Borrower of the terms of the offer contained therein not later than 9:45 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date (or 15 minutes prior to the time that the other Banks must have submitted their respective Money Market Quotes). Subject to Section 6.01, any Money Market Quote so made shall be irrevocable except with the written consent of the Administrative Agent given on the instructions of the Borrower.

                  (ii)     Each Money Market Quote shall specify:

                           (A) the proposed Money Market Borrowing Date and the Stated Maturity Date therefor;

                           (B) the principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Money Market Quote, which principal amounts (x) may be greater than or less than the Commitment of the quoting Bank, (y) shall be at least $5,000,000 or a larger integral multiple of $250,000, and (z) may not exceed the principal amount of the Money Market Borrowing for which offers were requested;

                           (C) the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) offered for each such Money Market Loan (such amounts being hereinafter referred to as the "Money Market Rate"); and

                           (D)      the identity of the quoting Bank.

         Unless otherwise agreed by the Administrative Agent and the Borrower, no Money Market Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Money Market Quote Request (other than setting forth the maximum principal amounts of the Money Market Loan which the quoting Bank is willing to make for the applicable Interest Period) and, in particular, no Money Market Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Money Market Loan for which such Money Market Quote is being made.

         (d) The Administrative Agent shall as promptly as practicable after the Money Market Quote is submitted (but in any event not later than 10:30 A.M. (Atlanta, Georgia time)) on the Money Market Borrowing Date, notify the Borrower of the terms (i) of any Money Market Quote submitted by a Bank that is in accordance with Section 2.03(c) and (ii) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Administrative Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Administrative Agent's notice to the Borrower shall specify (A) the principal amounts of the Money Market Borrowing for which offers have been received and (B) the respective principal amounts and Money Market Rates so offered by each Bank (identifying the Bank that made each Money Market Quote).

         (e) Not later than 11:00 A.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, the Borrower shall notify the Administrative Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.03(d) and the Administrative Agent shall promptly (but in no event later than 11:30 A.M. on the Money Market Borrowing Date) notify each affected Bank. In the case of acceptance, such notice shall specify the aggregate principal amount of offers (for each Stated Maturity Date) that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:

                  (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request;

                  (ii) the aggregate principal amount of each Money Market Loan comprising a Money Market Borrowing shall be at least $5,000,000 (and in larger multiples of $250,000) but shall not cause the limits specified in Section 2.03(a) to be violated;

                  (iii) acceptance of offers may only be made in ascending order of Money Market Rates; and

                  (iv) the Borrower may not accept any offer where the Administrative Agent has advised the Borrower that such offer fails to comply with Section 2.03(c)(ii) or otherwise fails to comply with the requirements of this Agreement (including without limitation, Section 2.03(a)).

If offers are made by 2 or more Banks with the same Money Market Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Stated Maturity Date, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Borrower among such Banks as nearly as possible in proportion to the aggregate principal amount of such offers. Determinations by the Borrower of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

         (f) any Bank whose offer to make any Money Market Loan has been accepted shall, not later than 3:00 P.M. (Atlanta, Georgia time) on the Money Market Borrowing Date, make the appropriate amount of such Money Market Loan available to the Administrative Agent at its address referred to in Section 9.01 in immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower on such date by depositing the same, in immediately available funds, not later than 4:00 P.M. (Atlanta, Georgia time), in an account of such Borrower maintained with the Administrative Agent.

         (g) For any Bank which is a Designating Bank, any Money Market Loan to be made by such Bank may from time to time be made by its Designated Bank in such Designated Bank's sole discretion, and nothing herein shall constitute a commitment to make Money Market Loans by such Designated Bank; provided that if any Designated Bank elects not to, or fails to, make any such Money Market Loan pursuant to a Money Market Quote that has been accepted by the Borrower in accordance with the foregoing, its Designating Bank hereby agrees that it shall make such Money Market Loan pursuant to the terms hereof on the date such Money Market Loan is otherwise required to be made to the Borrower hereunder.

         SECTION 2.04.     Notes

         (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment. The Swing Loans shall be evidenced by a single Swing Loan Note payable to the order of Wachovia in the original principal amount of $5,000,000. Loans outstanding under the Original Agreement on the Closing Date shall be deemed to have been made hereunder and shall be evidenced by the Notes.

         (b) The Money Market Loans made by any Bank to the Borrower shall be evidenced by a single Money Market Loan Note payable to the order of such Bank for the account of its Lending Office in an amount equal to 50% of the original principal amount of the aggregate Commitments.

         (c) Upon receipt of each Bank's Syndicated Loan Notes, Wachovia's Swing Loan Note and each Bank's Money Market Loan Notes pursuant to Section 3.01, the Administrative Agent shall deliver such Syndicated Loan Notes to such Bank, the Swing Loan Note to Wachovia and such Money Market Loan Notes to such Bank. Each Bank, as to the Syndicated Loans or the Money Market Loans (or Wachovia, as to the Swing Loans), shall record, and prior to any transfer of its Syndicated Loan Notes or Money Market Loan Notes (or Swing Loan Note) shall endorse on the schedules forming a part thereof appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Syndicated Loan or Money Market Loan (or Swing Loan) made by it, the date and amount of each payment of principal made by the Borrower with respect thereto, and such schedules of each such Bank's Syndicated Loan Notes or Money Market Loan Notes (or Wachovia's Swing Loan Note) shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Syndicated Loan Notes or Money Market Loan Notes (or Wachovia's Swing Loan Note); provided that the failure of any Bank (or Wachovia) to make any such recordation or endorsement shall not affect the obligation of the Borrower hereunder or under the Syndicated Loan Notes or the Money Market Loan Notes (or Swing Loan Note) or the ability of any Bank to assign its Syndicated Loan Notes or Money Market Loan Notes or Wachovia to assign its Swing Loan Note. Each Bank (and Wachovia, with respect to the Swing Loan) is hereby irrevocably authorized by the Borrower so to endorse its Syndicated Loan Notes or Money Market Loan Notes (or Swing Loan Note) and to attach to and make a part of any Syndicated Loan Note or Money Market Loan Note (or Swing Loan Note) a continuation of any such schedule as and when required.

         SECTION 2.05.     Maturity of Loans

         (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.(b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on April 30, 2004, unless the Termination Date is otherwise extended by the Banks, in their sole and absolute discretion. Upon the written request of the Borrower, which request shall be delivered to the Administrative Agent at least 60 days prior to April 30, 2003 (the "Extension Date"), the Banks shall have the option (without any obligation whatsoever so to do) of extending the Termination Date for an additional one-year period. In the event that a Bank chooses not to extend the Termination Date for such an additional one-year period, notice shall be given by such Bank to the Borrower and the Administrative Agent at least 30 days prior to the Extension Date; provided, that the Termination Date shall not be extended with respect to any of the Banks unless the Required Banks are willing to extend the Termination Date. If less than all the Banks deliver favorable extension notices, but at least the Required Banks do so, then:

                  (1) The Administrative Agent shall promptly notify those Banks that have delivered favorable extension notices (each an "Extending Bank") as to the amount of Commitments held by those Banks that have elected not to extend the Termination Date (each a "Terminating Bank"). Each Extending Bank shall be entitled to commit, effective as of the Extension Date, to purchase (at par) from the Terminating Banks, at any time after the Extension Date and on or before the Termination Date (prior to its extension hereunder), a ratable portion of the Commitments and outstanding Loans of the Terminating Banks in accordance with the Extending Bank's respective percentage of the remaining aggregate Commitments. In such event, the Terminating Banks shall be required to sell to such Extending Bank all or any portion of their respective Commitments and outstanding Loans, at the times specified by the Extending Banks after the Extension Date (but without causing the Terminating Banks to incur any unreimbursed funding losses) and on or prior to the Termination Date (prior to its extension hereunder). Each Extending Bank desiring to purchase a portion of such Commitments and outstanding Loans shall notify the Administrative Agent and the Borrower of such election and shall deliver, in form satisfactory to the Administrative Agent and the Borrower, a commitment to effect such purchase, not later than five (5) Domestic Business Days after receipt of such notice from the Administrative Agent. If any of the Extending Banks elect not to commit to make such a purchase, the Administrative Agent shall again notify the other Extending Banks as to the amount of Commitments available to be purchased by them in the same manner as set forth in this paragraph, with any commitment with respect to such purchase to be delivered to the Administrative Agent and the Borrower prior to the Extension Date.

                  (2) If on the Extension Date, commitments to purchase all Commitments and outstanding Loans of the Terminating Banks pursuant to paragraph (1) above have not been delivered to the Administrative Agent and the Borrower, the Borrower shall be entitled to designate another bank or banks, acceptable to the Administrative Agent, to purchase any remaining Commitments and outstanding Loans from any Terminating Bank at any time after the Extension Date and on or prior to the Termination Date (prior to its extension hereunder). In such event, the Terminating Bank shall be required to sell to such designated bank or banks all or any portion of its Commitment and outstanding Loans, at the time specified by the Borrower after the Extension Date and on or prior to the Termination Date (prior to its extension hereunder).

                  (3) If 30 days prior to the Termination Date (prior to its extension hereunder) any Terminating Banks hold Commitments that are not subject to purchase commitments from Extending Banks or banks designated by the Borrower pursuant to paragraph (2) above, then the Administrative Agent shall again notify the Extending Banks of the Commitments available to be purchased, and the Extending Banks shall be entitled to purchase such Commitments in accordance with the procedure set forth in paragraph (1) above.

                  (4) If on the Termination Date (prior to its extension hereunder) any Commitments of any Terminating Banks are not purchased as set forth above, the Aggregate Commitments under the Facility shall be reduced by the aggregate amount of such Commitments of such Terminating Banks, and the Loans of such Terminating Banks shall be paid in full.

On the Extension Date on which the Termination Date is extended pursuant to the foregoing, the Borrower shall pay the extension fee as required by Section 2.07(a).

         SECTION 2.06.     Interest Rates.

         (a)      "Applicable Margin" means:

                  (i) until the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.25%, (y) for each Euro-Dollar Loan, 0.75%; provided, however, that Euro-Dollar Loans made under the Original Agreement which are outstanding on the Closing Date shall be adjusted to reflect the provisions of this Section 2.06 for the remainder of their respective Interest Periods; and

                  (ii) from and after the first Performance Pricing Determination Date, (x) for any Base Rate Loan, 0.25%, and (y) for each Euro-Dollar Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below as to such type of Loan and the Debt Rating in effect on the last day of the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date; provided, that if there is no Debt Rating, the Applicable Margin for Euro-Dollar Loans shall be based upon Level V of the table below.

============================= ============= ============= ============= =============== ==============
                                 Level         Level         Level          Level           Level
                                   I             II           III             IV              V
============================= ============= ============= ============= =============== ==============
Debt Rating                    Above          BBB+/Baa1    BBB/Baa2       BBBa-/Baa3      Below
                               BBB+/Baa1                                                  BBB-/Baa3
----------------------------- ------------- ------------- ------------- --------------- --------------

Applicable Margin               0.65%         0.75%          .85%         1.10%           1.40%
============================= ============= ============= ============= =============== ==============

         In determining the amounts to be paid by the Borrower pursuant to Sections 2.06(a), the Borrower and the Banks shall refer to PPI's Debt Rating from time to time. For purposes hereof, "Performance Pricing Determination Date" shall mean each date on which the Debt Rating changes. Each change in interest and fees as a result of a change in Debt Rating shall be effective only for Loans (including Refunding Loans) which are made on or after the relevant Performance Pricing Determination Date. All determinations hereunder shall be made by the Administrative Agent unless the Required Banks shall object to any such determination. The Borrower shall promptly notify the Administrative Agent of any change in the Debt Rating.

         (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day less the Applicable Margin. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (c) Each Euro Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 1 month, at intervals of 1 month after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Administrative Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

         (d) Each Money Market Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Money Market Loan is made until it becomes due, at a rate per annum equal to the applicable Money Market Rate set forth in the relevant Money Market Quote. Such interest shall be payable on the Stated Maturity Date thereof, and, if the Stated Maturity Date occurs more than 90 days after the date of the relevant Money Market Loan, at intervals of 90 days after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

         (e) The Administrative Agent shall determine each interest rate applicable to the Loans hereunder. The Administrative Agent shall give prompt notice to the Borrower and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

         (f) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

         SECTION 2.07.     Fees

         (a)      If the Termination Date is extended pursuant to Section 2.05
(b), on the Extension Date on which the Termination Date is extended, the Borrower shall pay to the Administrative Agent, for the ratable account of each Bank which is an Extending Bank pursuant to such Section, a fully earned and non-refundable extension fee in the amount of 0.10% of the aggregate amount of the Commitments so extended (after giving effect to the amount of any Commitment which each such Extending Bank has committed to purchase pursuant to such Section).

         (b) The Borrower shall pay to the Administrative Agent for the ratable account of each Bank a facility fee (the "Facility Fee") on the maximum amount of the aggregate Commitments in effect for any relevant period, irrespective of usage, calculated in the manner provided in Section 2.06(a)(ii), at a rate per annum equal to the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Debt Rating for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date; provided, that (i) until the first Performance Pricing Determination Date, the Facility Fee shall be based on Level II of the table below, and (ii) if there is no Debt Rating, the Facility Fee shall be based upon Level V of the table below. The Facility Fee shall accrue at all times from and including the Closing Date to but excluding the Termination Date and shall be payable, in arrears, on each March 31, June 30, September 30 and December 31 and on the Termination Date.

        ============================ ============= ============= ============= =============== ==============
                                        Level         Level         Level          Level           Level
                                          I             II           III             IV              V
        ---------------------------- ------------- ------------- ------------- --------------- --------------

        Debt Rating                   Above          BBB+/Baa1    BBB/Baa2       BBBa-/Baa3      Below
                                      BBB+/Baa1                                                  BBB-/Baa3
        ---------------------------- ------------- ------------- ------------- --------------- --------------

        Facility Fee                 0.125%        0.15%            0.20%          0.25%           0.35%
        ============================ ============= ============= ============= =============== ==============

         (c) The Borrower shall pay to the Administrative Agent, for the account and sole benefit of the Administrative Agent and the Arranger, such fees and other amounts at such times as set forth in the Arranger's Letter Agreement.

         SECTION 2.08. Optional Termination or Reduction of Commitments. The Borrower may, upon at least 3 Domestic Business Days' notice to the Administrative Agent, terminate at any time, or proportionately reduce the Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger multiple of $1,000,000. If the Commitments are terminated in their entirety, the date of such termination shall be the Termination Date for all purposes hereunder, and all Loans then outstanding, together with accrued interest thereon and any amounts payable pursuant to
Section 8.05(a) in connection therewith, and all fees payable on the Termination Date, shall be due and payable on such date.

         SECTION 2.09. Mandatory Termination of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding, together with accrued interest thereon and any amounts payable pursuant to Section 8.05(a) in connection therewith, and all fees payable on the Termination Date, shall be due and payable on such date. In the event of a Change in Control, the Administrative Agent (acting at the direction of the Required Banks) may terminate the Commitments on a date specified in a notice to the Borrower, which date (i) must be at least 3 Domestic Business Days following the date of such notice, and (ii) shall constitute the Termination Date for all purposes hereunder.

         SECTION 2.10.     Optional Prepayments

         (a) The Borrower may, upon at least 1 Domestic Business Days' notice (or same Domestic Business Days' notice as to Swing Loans) to the Administrative Agent, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 or any larger multiple of $250,000 for Syndicated Borrowings (with no minimum payment as to Swing Loan Borrowings), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Base Rate Loans of the several Banks (or of Wachovia, as to Swing Loans) included in such Base Rate Borrowing.

         (b) Subject to the provisions of Section 8.05(a) with respect to any prepayment not made on the last day of the relevant Interest Period, the Borrower may, upon at least 2 Euro-Dollar Business Days' notice (or same Domestic Business Days' notice as to Swing Loans) to the Administrative Agent, prepay any Fixed Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least $5,000,000 or any larger multiple of $250,000 as to Syndicated Borrowings and Money Market Borrowings (with no minimum payment as to Swing Loan Borrowings), by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment, together with any amount required to be paid pursuant to Section 8.05(a). Each such optional prepayment shall be applied to prepay ratably the Fixed Rate Loans of the several Banks (or of Wachovia, as to Swing Loans which are Transaction Rate Loans,) included in such Fixed Rate Borrowing.

         (c)      Upon receipt of a notice of prepayment pursuant to this
Section 2.10, the Administrative Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Administrative Agent, shall not thereafter be revocable by the Borrower.

         SECTION 2.11.     Mandatory Prepayments

         (a)      On each date on which the Commitments are reduced pursuant to
Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount required to be paid pursuant to Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. On the Termination Date, the Borrower shall make the payments required to be made pursuant to Section 2.09.

         (b) Each such payment or prepayment shall be applied to the Swing Loans or ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority: (i) first, to Swing Loans which are Base Rate Loans; (ii) secondly, to Transaction Rate Loans; (iii) thirdly, to Syndicated Loans which are Base Rate Loans; (iv) fourthly, to Euro-Dollar Loans; and (v) lastly, to Money Market Loans.

         SECTION 2.12.     General Provisions as to Payments

         (a) The Borrower shall make each payment of principal of, and interest on, the Syndicated Loans, Money Market Loans and Swing Loans and of fees hereunder, not later than noon (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the Administrative Agent at its address referred to in Section 9.01. The Administrative Agent will promptly distribute to each Bank its ratable share of each such payment received by the Administrative Agent for the account of the Banks, and to Wachovia such payment received by the Administrative Agent on account of the Swing Loans. If the Administrative Agent fails to distribute to any Bank its ratable share of any such payment (i) on the day received, if received not later than 1:00 p.m. (Atlanta, Georgia time) or (ii) on the next Domestic Business Day, if received after 1:00 p.m. (Atlanta, Georgia time) on such day, then such Bank shall be entitled to recover such Bank's ratable share of such payment from the Administrative Agent, together with interest thereon for each day during the period from the date such Bank's ratable share of such payment shall have become due until such distribution shall be made, at a rate per annum equal to the rate at which the Administrative Agent determines that it obtained (or could have obtained) overnight federal funds in such amount for each such day during such period.

         (b) Whenever any payment of principal of, or interest on, the Base Rate Loans, Transaction Rate Loans or the Money Market Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

         (c) All payments of principal, interest and fees and all other amounts to be made by the Borrower pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any taxes, imposts, levies, deductions, or withholdings now or hereafter imposed by any governmental authority or by any taxing authority thereof or therein, excluding in the case of each Bank, (1) any taxes imposed by the United States or any political subdivision thereof on the effectively connected net income of any Bank or any Bank's Lending Office or any franchise taxes imposed by such jurisdiction, (2) taxes imposed on the net income of, or franchise taxes imposed upon, any Bank by the jurisdiction under the laws of which such Bank is organized or by any political subdivision thereof, (3) taxes imposed on the net income of such Bank's Lending Office, and franchise taxes imposed on it, by the jurisdiction of such Bank's Lending Office, or any political subdivision thereof, (4) any taxes imposed on any Bank by Section 884(a) of the Internal Revenue Code of 1986, as amended (and any successor statute to Section 884(a)), and (5) any United States withholding tax payable with respect to any payments to such Bank under the laws (including, without limitation, any treaty, ruling, judicial or administrative determination or regulation) in effect on the "Initial Date" (as hereinafter defined) or as a result of the Bank having voluntarily changed the jurisdiction of its Lending Office from a jurisdiction in which payments made to such Bank are exempt from United States withholding tax to a jurisdiction in which such payments are not so exempt, but not excluding any United States withholding tax payable or increased as a result of any change in any law, treaty, ruling, judicial or administrative determination or regulation, or interpretation thereof occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, and withholdings hereinafter referred to as "Taxes"). For purposes hereof, the term "Initial Date" shall mean, in the case of each Bank party hereto on the date hereof, the Closing Date, and in the case of each other Bank, the effective date of the Assignment and Acceptance pursuant to which it became a Bank hereunder.

         In the event that the Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, the Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment, and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrower shall furnish any Bank, at such Bank's written request, a certificate from each applicable taxing authority or an opinion of counsel reasonably acceptable to such Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel described in the preceding sentence, the Borrower hereby agrees to compensate such Bank for, and indemnify it with respect to, the tax consequences of the Borrower's failure to provide evidence of tax payments or tax exemption; provided, however, that the Borrower shall not be obligated to indemnify any party for penalties, additions to tax, interest or expenses associated with the payment of Taxes if the Bank's liability for such Taxes has arisen as a result of the fault of such Bank; and provided, further, that the Borrower shall not be obligated to indemnify any Bank for Taxes, penalties, additions to tax, interest or expenses incurred as a result of such Bank having voluntarily changed its Lending Office from a jurisdiction in which payments made to such Bank are exempt from United States withholding tax to a jurisdiction in which such payments are not so exempt. Such compensation or indemnification payment shall be made within 30 days from the date such Bank makes written request therefor. Any such request shall be made within 90 days after the date on which such payment of Taxes was made. Each such request shall be accompanied by a copy of the statement from the taxing authority demanding payment by such Bank of such Taxes or by a certificate from such Bank which certificate shall set forth in reasonable detail the basis for any additional amount payable to such party under this Section 2.12 (together with reasonable evidence of payment of such Taxes).

         Any Bank entitled to claim any additional amounts payable pursuant to this Section 2.12 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its Lending Office if the making of such change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and the making of such a change would not, in the reasonable judgment of such Bank, be otherwise materially disadvantageous to such Bank.

         Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by the Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided, that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrower shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

         In the event any Bank receives a refund of any Taxes paid by the Borrower pursuant to this Section 2.12(c), it will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided, however, if at any time thereafter it is required to return such refund, the Borrower shall promptly repay to it the amount of such refund.

         Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower and the Banks contained in this Section 2.12(c) shall be applicable with respect to any Transferee, subject to Section 9.08(e) as to any Participant, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

         SECTION 2.13. Computation of Interest and Fees. Interest on Base Rate Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day). Interest on Euro-Dollar Loans and Money Market Loans shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed, calculated as to each Interest Period from and including the first day thereof to but excluding the last day thereof. Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

         SECTION 2.14. Changes to Commitments. So long as the Borrower has not reduced the Commitments, the Borrower may request that the Commitments be increased to $350,000,000 (the "Maximum Commitment"). If the Borrower requests that the total Commitments from the Banks then parties to this Agreement be increased, the Administrative Agent shall promptly give notice of such request (the "Commitment Increase Notice") to each Bank. Within five Business Days of its receipt of a Commitment Increase Notice from the Administrative Agent, each Bank that desires to increase its Commitment in response to such request (each such Bank, a "Consenting Bank") shall deliver notice to the Administrative Agent of its election to increase its Commitment and the maximum amount of such increase to its Commitment (for each Consenting Bank, its "Additional Commitment"), which may not be larger than the excess of (a) the Maximum Commitment, over (b) the Commitments then in effect. The failure of any Bank to so notify the Administrative Agent of its election and its Additional Commitment, if any, shall be deemed to be a refusal to increase its Commitment. If the sum of the Commitments then in effect plus the aggregate Additional Commitments does not exceed the Maximum Commitment, the Commitment of each Consenting Bank shall be increased by its Additional Commitment. If the sum of the Commitments then in effect plus the aggregate Additional Commitments exceeds the Maximum Commitment, the Commitment of each Consenting Bank shall be increased by an amount equal to the product of (i) such Consenting Bank's Additional Commitment multiplied by (ii) the quotient of (a) the excess of (A) the Maximum Commitment, over (B) the Commitments then in effect, divided by (b) the aggregate Additional Commitments of all Consenting Banks. Any increase in the Commitments shall be effective as of the tenth Business Day after the delivery of the Commitment Increase Notice; provided, that the Commitments may not at any time exceed the Maximum Commitment.

         SECTION 2.15. Additional Banks and Commitments. Upon (i) the execution of a signature page to this Agreement by a new bank or financial institution (a "New Bank") and acceptance thereof by the Administrative Agent,(ii) execution and delivery by the Borrower of a Syndicated Loan Note and a Money Market Loan Note in favor of the New Bank, and (iii) delivery of notice to the Banks by the Administrative Agent setting forth the effective date of the addition of the New Bank hereunder and the amount of such New Bank's Commitment, such New Bank shall be for all purposes a Bank party to this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth on the signature page executed by the New Bank; provided, however, (i) the total Commitments of all Banks (including any New Banks) shall not exceed in the aggregate the Maximum Commitment, and (ii) the Commitments and obligations of all Banks party hereto prior to the addition of any New Bank shall not be affected by the addition of such New Bank.

                                  ARTICLE III

                            CONDITIONS TO BORROWINGS

         SECTION 3.01. Conditions to First Borrowing. The obligation of each Bank to make a Loan on the occasion of the first Borrowing is subject to the satisfaction of the conditions set forth in Section 3.02 and receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a), (c), (d) and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

         (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission stating that such party has duly executed a counterpart of this Agreement and sent such counterpart to the Administrative Agent;

         (b) a duly executed Syndicated Loan Note for the account of each Bank, a duly executed Swing Loan Note for the account of Wachovia and a duly executed Money Market Loan Note for the account of each Bank, complying with the provisions of Section 2.04, and from each Bank which holds any of the Original Notes, such Original Notes, and a duly executed Guaranty;

         (c) an opinion letter of King & Spalding, counsel for the Borrower and the initial Guarantor, dated as of a date which is on or before the date of the first Borrowing hereunder, substantially in the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

         (d) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

         (e) a certificate (the "Closing Certificate") substantially in the form of Exhibit G, dated as of the Closing Date, signed by an Executive Officer (other than the Secretary) to the effect that (i) no Default has occurred and is continuing on the date of the first Borrowing and (ii) the representations and warranties of the Borrower contained in Article IV are true on and as of the date of the first Borrowing hereunder;

         (f) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Agreement, the Notes, the Guaranty, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, certificates of incumbency of the General Partner and of the Guarantor, signed by the Secretary or an Assistant Secretary of the General Partner and the Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of the General Partner and the Guarantor authorized to execute and deliver the Loan Documents on behalf of the Borrower or the Guarantor, and certified copies of the following items: (i) the Borrower's Certificate of Limited Partnership; (ii) the Borrower's Partnership Agreement, (iii) for each of the General Partner and the Guarantor, its

Certificate of Incorporation, (iv) for each of the General Partner and the Guarantor, its Bylaws, (v) for each of the Borrower, the General Partner and the Guarantor, a certificate of the Secretary of State of Georgia as to the valid existence of the Borrower, the General Partner or the Guarantor as a Georgia limited partnership or corporation, as the case may be, and (vi) the action taken by the Board of Directors of the General Partner and the Guarantor authorizing (A) on behalf of the Borrower, the execution, delivery and performance of this Agreement, the Notes, the Contribution Agreement and the other Loan Documents to which the Borrower is a party, and (B) on behalf of the Guarantor, the execution, delivery and performance of the Guaranty and the Contribution Agreement;

         (g) a Notice of Borrowing or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable, if a Borrowing is desired; and

         (h) receipt of by the Administrative Agent: (1) for the ratable account of each Bank, a fully earned and non-refundable amendment fee in the amount of 0.05% of the aggregate amount of the Commitments; and (2) the fees then due and payable to the Administrative Agent pursuant to the Arranger's Letter Agreement.

In addition, if the Borrower desires funding of a Euro-Dollar Loan on the Closing Date, the Administrative Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Administrative Agent and the Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Euro-Dollar Loan, and (ii) the Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Euro-Dollar Loan on such date. If any Money Market Loans are outstanding under the Original Agreement on the Closing Date, they shall be deemed to have been made under this Agreement and shall be evidenced by the Money Market Loan Note of the Bank or Banks which made such Loans.

         SECTION 3.02. Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan or of Wachovia to make a Swing Loan on the occasion of each Borrowing (other than a Borrowing which consists solely of a Refunding Loan) is subject to the satisfaction of the following conditions, except as expressly provided in the last sentence of this Section 3.02:

         (a) receipt by the Administrative Agent of a Notice of Borrowing, acceptance of a Transaction Rate Quote or notification pursuant to Section 2.03(e) of acceptance of one or more Money Market Quotes, as applicable;

         (b) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing;

         (c) the fact that the representations and warranties of the Borrower contained in Article IV of this Agreement shall be true on and as of the date of such Borrowing; and

         (d) the fact that, immediately after such Borrowing, the conditions set forth in clauses (i) and (ii) of Section 2.01 shall have been satisfied.

Each Borrowing (Syndicated, Swing and Money Market) hereunder (other than a Borrowing which consists solely of a Refunding Loan) shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section, except to the extent otherwise disclosed pursuant to Section 5.01(c) or (d).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Borrower and (by incorporation by reference in the Guaranty) the Guarantors, as expressly stated, each represent and warrant that:

         SECTION 4.01. Partnership or Corporate Existence and Power. The Borrower is a limited partnership, and PPI and each Subsidiary is a corporation, duly organized, validly existing and in good standing under the laws of Georgia, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any such failure does not have and is not reasonably expected to cause a Material Adverse Effect.

         SECTION 4.02. Partnership or Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents and by the Guarantors of the Guaranty (i) are within the Borrower's partnership powers and each Guarantor's respective corporate powers, (ii) have been duly authorized by all necessary partnership or corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, other than filings required by federal or state securities laws with respect to this Agreement (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of limited partnership or partnership agreement of the Borrower or the articles of incorporation or by-laws of the Guarantors or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower, the Guarantors or any Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of the Borrower, the Guarantors or any Subsidiaries.

         SECTION 4.03. Binding Effect. This Agreement constitutes a valid and binding agreement of the Borrower enforceable in accordance with its terms, and the Notes, the Guaranty and the other Loan Documents, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower and the Guarantors parties thereto, enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         SECTION 4.04.     Financial and Property Information

         (a) The balance sheet of PPI and the consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, in the case of PPI reported on by PriceWaterhouseCoopers LLP, copies of which have been delivered to each of the Banks, fairly present, in all material respects, in conformity with GAAP, the consolidated financial position of PPI and the Borrower and its Consolidated Subsidiaries, respectively, as of such date and their consolidated results of operations and cash flows for such periods stated.

         (b) Since December 31, 1999, there has been no event, act, condition or occurrence having a Material Adverse Effect.

         (c) All material information concerning the Properties which has been furnished to the Banks is true and correct in all material respects.

         SECTION 4.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of the Executive Officers, threatened, against or affecting the Borrower, the Guarantors or any Subsidiaries before any court or arbitrator or any governmental body, agency or official which has or is reasonably expected to cause a Material Adverse Effect or which in any manner draws into question the validity of or is reasonably expected to impair the ability of the Borrower or the Guarantors to perform its obligations under, this Agreement, the Notes, the Guaranty or any of the other Loan Documents.

         SECTION 4.06.     Compliance with ERISA

         (a) The Borrower and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA, except where any such failure does not involve an aggregate amount in excess of $2,500,000.

         (b) Neither the Borrower nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

         SECTION 4.07. Compliance with Laws; Payment of Taxes. The Borrower, the Guarantors and the Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where
(i) such compliance is being contested in good faith through appropriate proceedings or (ii) any failure to comply does not have and is not reasonably expected to cause a Material Adverse Effect. There have been filed on behalf of the Borrower, the Guarantors and the Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrower, the Guarantors or any Subsidiary have been paid, except: (A) ad valorem taxes not in excess of an aggregate amount of $500,000; and (B) other liabilities, if (1) they are being contested in good faith and against which the Borrower, the Guarantors or Subsidiary has set up reserves in accordance with GAAP, or (2) the aggregate amount involved is not in excess of $2,500,000. The charges, accruals and reserves on the books of the Borrower, the Guarantors and the Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower and the Guarantors, adequate. As of the Closing Date, United States income tax returns of PPI have not been examined for any taxable year commencing with its taxable year ending December 31, 1993 when it was initially qualified as a real estate investment trust through its taxable year ending December 31, 2000.

         SECTION 4.08. Subsidiaries. The Borrower has no Subsidiaries except for those Subsidiaries listed on Schedule 4.08, as supplemented from time to time, which accurately sets forth each such Subsidiary's complete name and jurisdiction of incorporation.

         SECTION 4.09. Investment Company Act. Neither the Borrower, the Guarantors nor any Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 4.10. Public Utility Holding Company Act. Neither the Borrower, PPI nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         SECTION 4.11. Ownership of Property. Each of the Borrower, PPI and the Subsidiaries has title to its properties sufficient for the conduct of its business, except where any such failure does not have and is not reasonably expected to cause a Material Adverse Effect.

         SECTION 4.12. No Default. Neither the Borrower, PPI nor any of the Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which has or is reasonably expected to cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         SECTION 4.13. Full Disclosure. All information heretofore furnished by the Borrower or the Guarantors to the Administrative Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Administrative Agent or any Bank will be, true, accurate and complete in all material respects or based on reasonable estimates on the date as of which such information is stated or certified. The Borrower and the Guarantors have disclosed to the Banks in writing any and all facts which have had or are reasonably expected to cause a Material Adverse Effect.

         SECTION 4.14.     Environmental Matters.

         (a) Neither the Borrower, the Guarantors nor any other Subsidiary is, to the knowledge of the Executive Officers, subject to any Environmental Liability which has had or is reasonably expected to cause a Material Adverse Effect and neither the Borrower, the Guarantors nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA, except as disclosed in writing to the Administrative Agent (and the Administrative Agent shall promptly furnish a copy of any such disclosure to the Banks). None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA, except as disclosed in writing to the Administrative Agent.

         (b) No Hazardous Materials have been permitted or are being permitted to be used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Executive Officers, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in all material respects in compliance with all applicable Environmental Requirements and except as disclosed in writing to the Administrative Agent.

         (c) The Borrower, the Guarantors and each of the Subsidiaries, has procured all Environmental Authorizations necessary for the conduct of its business, and is in compliance with all Environmental Requirements (including, to the best knowledge of the Executive Officers, with respect to any Environmental Releases) in connection with the operation of the Properties and the Borrower's, the Guarantors' and each other Subsidiary's respective businesses, except where any such failure to comply does not have and is not reasonably expected to cause a Material Adverse Effect.

         SECTION 4.15. Partner Interests and Capital Stock. All Partner Interests and Capital Stock, debentures, bonds, notes and all other securities of the Borrower, the Guarantors and each of the Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws, except where any such failure to comply does not and is not reasonably expected to cause a Material Adverse Effect. The issued shares of Capital Stock of the Borrower's Wholly Owned Subsidiaries are owned by the Borrower free and clear of any Lien or adverse claim. At least a majority of the issued shares of non-voting Capital Stock of each of the Borrower's Subsidiaries is owned by the Borrower free and clear of any Lien or adverse claim.

         SECTION 4.16. Margin Stock. Neither the Borrower, the Guarantors nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock.

         SECTION 4.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this Agreement:
(i) neither the Borrower nor the Significant Subsidiary will (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or
Section 5 of the UFCA; and (ii) the obligations of the Borrower under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 4.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

         SECTION 4.18. Insurance. The Borrower, the Guarantors and each of the Subsidiaries has (either in the name of the Borrower, the Guarantors or in such other Subsidiary's own name), with financially sound and reputable insurance companies having an A.M. Best rating of B+ or better, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

         SECTION 4.19. Real Estate Investment Trust. PPI is qualified under the Code as a real estate investment trust.

                                    ARTICLE V

                                    COVENANTS

         The Borrower and (by incorporation by reference in the Guaranty) the Guarantors agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any Note remains unpaid:

         SECTION 5.01. Information. PPI and the Borrower will deliver to each of the Banks:

         (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, (i) a consolidated balance sheet of PPI as of the end of its Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all certified by PriceWaterhouseCoopers LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications as to the scope of the audit or as to the going concern nature of the business, and (ii) a consolidated balance sheet of Borrower and its Consolidated Subsidiaries as of the end of its Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by an Executive Officer;

         (b) as soon as available and in any event within 60 days after the end of each of the first 3 Fiscal Quarters of each Fiscal Year, consolidated balance sheets of each of PPI and of the Borrower and its Consolidated Subsidiaries as of the end of such Fiscal Quarter and the related statement of income and statement of cash flows for such Fiscal Quarter and for the portion of the Fiscal Year ended at the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by an Executive Officer;

         (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of an Executive Officer (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.03 through 5.10, inclusive, and Section 5.12 on the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (d) within 5 Domestic Business Days after any Executive Officer becomes aware of the occurrence of any Default, a certificate of an Executive Officer setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         (e) promptly upon the mailing thereof to the shareholders of PPI generally, copies of all financial statements, reports and proxy statements so mailed;

         (f) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports (excluding Form 4, Statement of Changes in Beneficial Ownership, or its equivalent, unless they reflect a Change in Control) which PPI shall have filed with the Securities and Exchange Commission;

         (g) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice;

         (h) by April 1 of each year, a report as of the end of such Fiscal Year containing the following information: (i) a schedule of all outstanding Debt, showing for each component of Debt, the lender, the total commitment, the total Debt outstanding, the interest rate, if fixed, or a statement that the interest rate floats, the term, the required amortization (if any) and the security (if any); (ii) a schedule of all interest rate protection agreements, showing for each such agreement, the total dollar amount, the type of agreement (i.e. cap, collar, swap, etc.) and the term thereof; and (iii) a development schedule of the announced development pipeline, including for each announced development project, the project name and location, the number of units, the expected construction start date, the expected date of delivery of the first units, the expected stabilization date, and the total anticipated cost.

         (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Administrative Agent, at the request of any Bank, may reasonably request.

         SECTION 5.02. Inspection of Property, Books and Records. The Borrower and the Guarantors will (i) keep, and cause each other Consolidated Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each other Consolidated Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default and at the Borrower's or the Guarantors' expense after the occurrence and during the continuance of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The Borrower and the Guarantors agree to cooperate and assist in such visits and inspections, in each case at such reasonable times, upon reasonable prior notice to the Borrower or the Guarantors and as often as may reasonably be desired.

         SECTION 5.03. Consolidated Total Secured Debt. The amount of Consolidated Total Secured Debt will not at any time exceed 40% of Consolidated Total Asset Value.

         SECTION 5.04. Ratio of Consolidated Total Debt to Consolidated Total Assets. The ratio of Consolidated Total Debt to Consolidated Total Asset Value will not at any time exceed 0.60 to 1.00.

         SECTION 5.05. Interest Coverage. The ratio of Adjusted Consolidated Income Available For Debt Service to Adjusted Consolidated Interest Expense shall at all times exceed 2.00 to 1.0, calculated at the end of each Fiscal Quarter, based on the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

         SECTION 5.06. Restricted Payments. The Borrower's Restricted Payments (other than in connection with the Approved Unit Redemption Transactions) in any calendar year shall not exceed 95% of Consolidated Income Available for Distribution for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Consolidated Income Available for Distribution to permit PPI to preserve its status as a real estate investment trust under the applicable provision of the Code, or (ii) PPI declares one or more capital gains dividends within such calendar year (in which event the amount of additional Restricted Payments that may be made as a result of such declaration as provided in this clause (ii) shall not exceed $30,000,000). In the event that the Borrower or PPI receives a public debt rating of BBB- or better from Standard & Poors or Baa3 or better from Moody's Investor's Service and so long as that rating is affirmed during each year, the Borrower's Restricted Payments in any calendar year will be limited to 100% of Consolidated Income Available for Distribution for such calendar year with the same exceptions contained in clauses (i) and (ii) of this Section 5.06.

         SECTION 5.07. Consolidated Fixed Charges Coverage Ratio. At the end of each Fiscal Quarter, the Consolidated Fixed Charges Coverage Ratio shall not have been less than 1.75 to 1.0.

         SECTION 5.08. Unsecured Fixed Charges Coverage. At the end of each Fiscal Quarter, the ratio of Consolidated Income Available For Debt Service From Eligible Properties to Adjusted Fixed Charges shall not have been less than 1.75 to 1.0.

         SECTION 5.09.     Unencumbered Assets. The ratio of Total
Unencumbered Asset Value to Unsecured Funded Debt shall not at any time be less than 1.75 to 1.0.

         SECTION 5.10. Investments

         Neither the Borrower nor any Guarantor shall make Investments (including loans and advances) in or to any Person except:

                  (A) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 9 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and (v) deposits required by government agencies or public utilities;

                  (B) without duplication, (i) loans or advances to directors, officers and employees in the ordinary course of business in the aggregate outstanding at any time not exceeding $2,500,000, and (ii) Investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard & Poor's Corporation or at least Baa1 or the equivalent thereof by Moody's Investors Service not exceeding an aggregate amount outstanding at any time of $5,000,000;

                  (C) without duplication, Investments (exclusive of Investments permitted under clauses (A) and (B) above and clauses (D) and (E) below) in an aggregate amount outstanding at any time not in excess of 20% of Consolidated Total Assets;

                  (D) Investments in Consolidated Subsidiaries; and

                  (E) Investments in connection with Approved Unit Redemption Transactions.

                  Neither GP Sub nor LP Sub shall make any Investments after the Closing Date in excess of an aggregate amount of $1,000,000, except in the Borrower; provided, that if either of them desires to make Investments permitted by clauses (A) through (D) above, rather than be restricted by this sentence, it can elect to become a Guarantor pursuant to and in accordance with the last sentence of Section 5.23(d).

         SECTION 5.11. Dissolution; Redemptions. Neither the Borrower, any Guarantor nor any of the Subsidiaries shall suffer or permit dissolution or liquidation either in whole or in part or redeem or retire any shares of its own stock or that of any Subsidiary, subject to the rights of limited partners of the Borrower to convert or exchange their Partner Interests in the Borrower to stock in PPI, except for (i) redemptions and retirements otherwise permitted by
Section 5.10 or 5.12 and (ii) the Approved Unit Redemption Transactions.

         SECTION 5.12. Consolidations, Mergers and Sales of Assets

The Borrower and the Guarantors will not, nor will the Borrower permit any other Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that

         (a) the Borrower, any Guarantor and any Subsidiary may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) the Borrower or such Guarantor or other Subsidiary is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing,

         (b) any Guarantor may merge with or transfer assets to the Borrower (with the Borrower as the survivor of any such merger), and any Subsidiary may dissolve, liquidate, merge with or transfer assets to the Borrower, any Guarantor, or another Subsidiary (with the Borrower or such Guarantor, as the case may be, as the survivor in any such merger in which the Borrower or any Guarantor is involved), and

         (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit: (i) Approved Unit Redemption Transactions; and (ii) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three (3) Fiscal Quarters, either (x) constituted more than fifteen percent (15%) of Consolidated Total Assets at the end of the Fiscal Quarter immediately preceding such Fiscal Quarter, or (y) contributed more than fifteen percent (15%) of Consolidated Income Available For Debt Service during the four (4) Fiscal Quarters immediately preceding such Fiscal Quarter.

         In the case of any Subsidiary which transfers all or a substantial part of its assets pursuant to clause (c) of the preceding sentence, and in the case of any Subsidiary the stock or other ownership interests in which are being sold and with respect to which clause (c) would have been satisfied if the transaction had been a sale of assets of such Subsidiary, such Subsidiary shall be released from its obligations under the Guaranty (if it has become a party thereto) and, in the case of a transaction involving a sale of assets, such Subsidiary may dissolve, subject (as to GP Sub, if it is such Subsidiary to be released) to the last sentence of Section 5.22.

         SECTION 5.13. Use of Proceeds. The proceeds of the Loans may be used for general corporate and partnership purposes of the Borrower and the Guarantors, and the Subsidiaries. No portion of the proceeds of the Loans will be used by the Borrower or the Guarantors (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired or (ii) for any purpose in violation of any applicable law or regulation.

         SECTION 5.14. Compliance with Laws; Payment of Taxes

         (a) The Borrower and the Guarantors will, and will cause each of the Subsidiaries and each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where
(i) the necessity of such compliance is being contested in good faith through appropriate proceedings, or (ii) any failure to comply which does not have and is not reasonably expected to cause a Material Adverse Effect. The Borrower and the Guarantors will, and will cause each of the Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against the Property of the Borrower, the Guarantors or any other Subsidiary, except (A) liabilities being contested in good faith and against which, if requested by the Administrative Agent, the Borrower, the Guarantors or Subsidiary will set up reserves in accordance with GAAP, and (B) liabilities in an aggregate amount not in excess of $2,500,000.

         (b) If the Borrower or any other member of the Controlled Group shall enter into a Multiemployer Plan, the Borrower and the Guarantors shall not permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to Multiemployer Plans incurred by the Borrower, the Guarantors and members of the Controlled Group to exceed $5,000,000 at any time. For purposes of this Section 5.14(b), the amount of withdrawal liability of the Borrower and members of the Controlled Group at any date shall be the aggregate present value of the amount claimed to have been incurred less any portion thereof which the Borrower, the Guarantors and members of the Controlled Group have paid or as to which the Borrower and the Guarantors reasonably believe, after appropriate consideration of possible adjustments arising under Sections 4219 and 4221 of ERISA, it and members of the Controlled Group will have no liability, provided that the Borrower and the Guarantors shall obtain prompt written advice from independent actuarial consultants supporting such determination. The Borrower and the Guarantors agree (i) once in each year, beginning with the first year in which the Borrower or any other member of the Controlled Group enters into a Multiemployer Plan, to request and use its best efforts to obtain a current statement (addressed to the Borrower and the Administrative Agent) of the withdrawal liability of the Borrower and the Guarantors and members of the Controlled Group from each Multiemployer Plan, if any, and (ii) to transmit a copy of such statement to the Administrative Agent and the Banks within 15 days after the Borrower receives the same.

         SECTION 5.15. Insurance. The Borrower and the Guarantors will maintain, and will cause each of the Subsidiaries to maintain (either in the name of the Borrower or the Guarantors' or such other Subsidiary's own name), with financially sound and reputable insurance companies having an A.M. Best rating of B+ or better, insurance on all its property in at least such amounts and against at least such risks as are usually insured against in the same general area by companies of established repute engaged in the same or similar business.

         SECTION 5.16. Change in Fiscal Year. The Borrower and the Guarantors will not, and will cause the Subsidiaries to not, change its Fiscal Year without the consent of the Required Banks.

         SECTION 5.17. Maintenance of Property; Principal Business. The Borrower and the Guarantors shall, and shall cause each other Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted, and maintain all Property consisting of apartment communities (other than Property consisting of land acquired with existing improvements which are to be substantially demolished) in a first class manner. The principal business operations of the Borrower and the Subsidiaries, taken as a whole, will be directly or indirectly related to multi-family residential Properties.

         SECTION 5.18. Environmental Notices. Promptly upon any Executive Officer's becoming aware thereof, the Borrower and the Guarantors shall furnish to the Banks and the Administrative Agent prompt written notice of all Environmental Liabilities, pending, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property, which has had or is reasonably expected to cause a Material Adverse Effect.

         SECTION 5.19. Environmental Matters. The Borrower and the Guarantors will not, and will cause the Subsidiaries to not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in compliance in all material respects with all applicable Environmental Requirements.

         SECTION 5.20. Environmental Release. The Borrower and the Guarantors agree that upon any Executive Officer's becoming aware of the occurrence of an Environmental Release at or on any of the Properties the Borrower will act immediately to investigate the extent of, and to take appropriate action to remediate such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

         SECTION 5.21. Transactions with Affiliates. Neither the Borrower, any Guarantor nor any of the Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrower, any Guarantor or such other Subsidiary (which Affiliate is not PPI, the Borrower, the Guarantors or a Wholly Owned Subsidiary), except Approved Unit Redemption Transactions or as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are no less favorable to Borrower or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

         SECTION 5.22. Qualification as a Real Estate Investment Trust; General Partner. PPI shall at all times remain qualified under the Code as a real estate investment trust. The Borrower will not agree to amend or waive the requirements of Section 7.5A of the limited partnership agreement of the Borrower, as in effect on the date of this Agreement, as such requirements are applicable to the General Partner, without the prior written consent of the Required Banks (which consent the Banks hereby agree not to unreasonably withhold or delay). The General Partner shall at all times be one of PPI, GP Sub or another Wholly Owned Subsidiary of PPI.

         SECTION 5.23. Certain Covenants Concerning Subsidiaries. The Borrower and the Guarantors shall:

         (a) not permit any of the Subsidiaries (other than GP Sub, solely by virtue of its being and in its capacity as a general partner of the Borrower) to incur Unsecured Funded Debt after the Closing Date in an aggregate amount in excess of $2,000,000 outstanding at any one time;

         (b) not permit any of the Subsidiaries (other than GP Sub, solely by virtue of its being and in its capacity as a general partner of the Borrower) to Guarantee the Debt of another Person; provided, that any Subsidiary can Guarantee the Debt of another Subsidiary, so long as the aggregate amount of Debt of Subsidiaries which is Guaranteed by Subsidiaries does not exceed $500,000;

         (c) not permit any Significant Subsidiary to (x) be "insolvent," within the meaning of such term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the "Bankruptcy Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in any "Other Applicable Law" (as those terms are defined below), or (y) be unable to pay its debts generally as such debts become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction in which it is engaged or about to be engaged, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA. For purposes of this Section 5.23(c), "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable state law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time; and

         (d) cause each Subsidiary which is or which becomes a Significant Subsidiary to deliver to the Administrative Agent within 20 Business Days after such event occurs (x) an executed counterpart of the Guarantee of the Loans (substantially in the form set forth in Exhibit H), or joinder agreement with respect to the Guaranty, in favor of the Agent and the Banks; (y) an executed counterpart of the Contribution Agreement (substantially in the form set forth in Exhibit L), or joinder agreement with respect to the Contribution Agreement; and (z) documents pertaining to the Subsidiary reasonably requested by the Administrative Agent of the types described in paragraph (f) of Section 3.01. In addition, (i) any Subsidiary which is not a Significant Subsidiary but which has Subsidiary Excluded Property may elect to become a Guarantor by complying with the foregoing requirements, so that Property which it owns and which otherwise would not be Eligible Property can become Eligible Property and (ii) if either GP Sub or LP Sub wishes to make Investments permitted by the provisions of clauses (A) through (D) of Section 5.10 (rather than be restricted by the last sentence of Section 5.10), it may elect to become a Guarantor by complying with the foregoing requirements.

                                   ARTICLE VI

                                    DEFAULTS

         SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

         (a) the Borrower shall fail to pay when due any principal of any Loan or shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

         (b) the Borrower or any Guarantor shall fail to observe or perform any covenant contained in Sections 5.01(d), 5.02(ii), 5.03 to 5.09, inclusive, 5.11,
5.16 and 5.22; or

         (c) the Borrower or any Guarantor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to occur of (i) written notice thereof has been given to the Borrower or the Guarantors by the Administrative Agent at the request of any Bank or (ii) an Executive Officer otherwise becomes aware of any such failure; or

         (d) any representation, warranty, certification or statement made by the Borrower or a Guarantor in Article IV of this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

         (e) the Borrower or any Guarantor shall fail to make any payment in respect of Debt in an aggregate amount in excess of $10,000,000 outstanding (other than the Notes) when due or within any applicable grace period; or

         (f) any event or condition shall occur which results in the acceleration of the maturity of Debt outstanding of the Borrower or a Guarantor in an aggregate amount in excess of $10,000,000 (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or a Guarantor) or enables (with any condition for the giving of notice or the lapse of time, or both, having been satisfied) the holders of such Debt or any Person acting on such holders' behalf to accelerate the maturity thereof (including, without limitation, any required mandatory prepayment or "put" of such Debt to the Borrower or a Guarantor); or

         (g) the Borrower or any Guarantor shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

         (h) an involuntary case or other proceeding shall be commenced against the Borrower or a Guarantor seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or a Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

         (i) the Borrower or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by the Borrower, any member of the Controlled Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; in each of the foregoing cases, where the aggregate amount not so paid or the resulting withdrawal liability of the Borrower, PPI or any Subsidiary is in excess of $10,000,000; or

         (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against the Borrower or a Guarantor and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

         (k) a federal tax lien shall be filed against any Property of the Borrower or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against any Property of the Borrower or a Guarantor under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing, except where in either such case (i) the aggregate amount involved is not in excess of $10,000,000, or (ii) such lien did not arise in connection with a capital gains transaction and is being contested in good faith and against which the Borrower or Subsidiary has set up reserves in accordance with GAAP.

then, and in every such event, the Administrative Agent shall (i) if requested by the Required Banks, by notice to the Borrower terminate the Commitments and the obligation to make Swing Loans and they shall thereupon terminate, (ii) any Bank may terminate its obligation to fund a Money Market Loan in connection with any relevant Money Market Quote, and (iii) if requested by the Required Banks (but not otherwise), by notice to the Borrower declare the Syndicated Loan Notes, the Swing Loan Note and the Money Market Loan Notes (together with accrued interest thereon) to be, and the Syndicated Loan Notes, together with the Swing Loan Note and the Money Market Loan Notes, shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to the Borrower, without any notice to the Borrower or any other act by the Administrative Agent or the Banks, the Commitments and the obligation to make Swing Loans shall thereupon terminate and the Syndicated Loan Notes, the Swing Loan Note and the Money Market Loan Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. Notwithstanding the foregoing, the Administrative Agent shall have available to it all other remedies at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

         SECTION 6.02. Notice of Default. The Administrative Agent shall give notice to the Borrower of any Default under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                   ARTICLE VII

                            THE ADMINISTRATIVE AGENT

         SECTION 7.01. Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Administrative Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by the Borrower to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Administrative Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this
Article VII are solely for the benefit of the Administrative Agent and the Banks, and the Borrower shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Administrative Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrower. The duties of the Administrative Agent shall be ministerial and administrative in nature, and the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank, except that it will hold in trust for the account of each Bank any monies received by it which are payable to such Bank hereunder.

         SECTION 7.02. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants or other experts selected by the Administrative Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         SECTION 7.03. Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Administrative Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or an Event of Default, or actually becomes aware of the existence of an Event of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Syndicated Loans or the Swing Loan, whether or not it has received any notice of the occurrence of such nonpayment. The Administrative Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

         SECTION 7.04. Rights of Administrative Agent as a Bank. With respect to the Loans made by it, Wachovia in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity. The Administrative Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with PPI or Borrower (and any of its Subsidiaries and Affiliates) as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from the Borrower (in addition to any agency fees and arrangement fees heretofore agreed to between the Borrower and the Administrative Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

         SECTION 7.05. Indemnification. Each Bank severally agrees to indemnify the Administrative Agent, to the extent the Administrative Agent shall not have been reimbursed by the Borrower, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements, but not including fees payable pursuant to the Arranger's Letter Agreement), or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that (i) no Bank shall be liable for any of the foregoing to the extent they arise from the negligence or wilful misconduct of the Administrative Agent and (ii) no Designated Bank shall be liable for any payment under this Section 7.05 so long as, and to the extent that, its Designating Bank makes such payments. If any indemnity furnished to the Administrative Agent for any purpose shall, in the opinion of the Administrative Agent, be insufficient or become impaired, the Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

         SECTION 7.06. Consequential Damages. THE ADMINISTRATIVE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWER OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         SECTION 7.07. Payee of Note Treated as Owner. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Administrative Agent and the provisions of
Section 9.08(c) have been satisfied. Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that Note or of any Note or Notes issued in exchange therefor or replacement thereof.

         SECTION 7.08. Nonreliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any other

Person (or any of their Affiliates) which may come into the possession of the Administrative Agent.

         SECTION 7.09. Failure to Act. Except for action expressly required of the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 7.05 against any and all liability and expense which may be incurred by the Administrative Agent by reason of taking, continuing to take, or failing to take any such action.

         SECTION 7.10. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving notice thereof to the Banks and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent, subject to the right of the Borrower, so long as no Event of Default is in existence, to approve any such successor Administrative Agent which is not then a Bank or an Affiliate thereof, which approval shall not be unreasonably withheld or delayed. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Administrative Agent's notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent. Any successor Administrative Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent hereunder.

                                  ARTICLE VIII

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

         SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period:

         (a) the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

         (b) the Required Banks advise the Administrative Agent that the London Interbank Offered Rate, as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant type of Euro-Dollar Loans for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrower and the

Banks, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Euro-Dollar Loans specified in such notice shall be suspended. Unless the Borrower notifies the Administrative Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

         SECTION 8.02. Illegality. If, after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Administrative Agent, the Administrative Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Administrative Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Administrative Agent pursuant to this Section, such Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

         SECTION 8.03. Increased Cost and Reduced Return.

         (a) If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority:

                  (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Loan any such requirement which is compensated by the payment of additional interest pursuant to the last paragraph of this Section 8.03(a)) against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Lending Office); or

                  (ii) shall impose on any Bank (or its Lending Office) or the London interbank market any other condition affecting its Fixed Rate Loans, its Syndicated Loan Notes or its Money Market Loan Notes or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Syndicated Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Syndicated Loan Notes or Money Market Loan Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Administrative Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction, but in no event shall the Borrower be liable for amounts incurred more than 90 days prior to receipt of such demand.

         In addition, if at any time a Euro-Dollar Reserve Percentage greater than 0% is imposed on any Bank, the Borrower shall pay to such Bank additional interest on the unpaid principal amount of the Euro-Dollar Loans of such Bank until such principal amount is paid in full at an interest rate per annum equal at all times to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Euro-Dollar Loan for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage, payable on each date on which interest is payable on such Euro-Dollar Loan. Such additional interest, if any, shall be determined by such Bank and notified to the Borrower through the Administrative Agent.

         (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction, but in no event shall the Borrower be liable for amounts incurred more than 90 days prior to receipt of such demand.

         (c) Each Bank will promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth in reasonable detail the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         (d) Notwithstanding the foregoing, in the event the Borrower is required to pay any Bank amounts pursuant to Section 2.12(c) or this Section
8.03 and the designation of a different Lending Office pursuant to Section 2.12(c) or Section 8.03(c) will not avoid the need for compensation to such Bank (an "Affected Bank"), the Borrower may give notice to such Affected Bank (with copies to the Administrative Agent) that it wishes to seek one or more assignees (which may be one or more of the Banks) to assume the Commitment of such Affected Bank and to purchase its outstanding Loans and Notes; provided, that if there is more than one Affected Bank which has requested substantially and proportionally equal compensation hereunder, the Borrower shall elect to seek an assignee to assume the Commitments of all such Affected Banks. Each Affected Bank agrees to sell its Commitment, Loans, Notes and interest in this Agreement in accordance with Section 9.08(c) to any such assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Loans and Notes, plus all other fees and amounts (including, without limitation, any compensation due to such Affected Banks under Section 2.12(c) or this Section 8.03) due to such Affected Bank hereunder calculated, in each case, to the date such Loans, Notes and interest are purchased. Upon such sale or prepayment, each such Affected Bank shall have no further commitment or other obligation to the Borrower hereunder or under any Note.

         (e) The provisions of this Section 8.03 shall be applicable with respect to any Transferee, subject to Section 9.08(e) as to any Participant, and any calculations required by such provisions shall be made based upon the circumstances of such Transferee.

         SECTION 8.04. Base Rate Loans or Other Euro-Dollar Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain any type of Euro-Dollar Loans has been suspended pursuant to Section
8.02 or (ii) any Bank has demanded compensation under Section 8.03, and the Borrower shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Administrative Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

         (a) all Syndicated Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans and interest and principal on such Syndicated Loans shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks, and

         (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

         SECTION 8.05. Compensation. Upon the request of any Bank, delivered to the Borrower and the Administrative Agent, the Borrower shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense (not including lost profits) reasonably and actually incurred by such Bank (except solely such as result from such Bank's breach of its obligations under the Loan Documents or gross negligence or wilful misconduct) as a result of:

         (a) any payment or prepayment (pursuant to Section 2.08, 2.09, 2.10, 2.11, 6.01, 8.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an Interest Period for such Loan; or

         (b) any failure by the Borrower to prepay a Euro-Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

         (c) any failure by the Borrower to borrow a Euro-Dollar Loan or Money Market Loan on the date for the Euro-Dollar Borrowing or Money Market Borrowing of which such Euro-Dollar Loan or Money Market Borrowing is a part specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02 or notification of acceptance of Money Market Quotes pursuant to Section 2.03(e).

                                   ARTICLE IX

                                  MISCELLANEOUS

         SECTION 9.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including bank wire, telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Administrative Agent under Article II or Article VIII shall not be effective until received.

         SECTION 9.02. No Waivers. No failure or delay by the Administrative Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 9.03. Expenses; Documentary Taxes. The Borrower shall pay (i) all reasonable out-of-pocket expenses actually incurred by the Administrative Agent, including reasonable fees and disbursements of special counsel for the Banks and the Administrative Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default hereunder or thereunder and (ii) if a Default occurs, all reasonable out-of-pocket expenses actually incurred by the Administrative Agent and the Banks, including reasonable fees and disbursements of counsel, in connection with such Default and collection and other enforcement proceedings resulting therefrom, including reasonable out-of-pocket expenses actually incurred in enforcing this Agreement and the other Loan Documents. The Borrower shall indemnify the Administrative Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

         SECTION 9.04. Indemnification. The Borrower shall indemnify the Administrative Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Administrative Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Administrative Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any out-of-pocket expenses (including, without limitation, reasonable legal fees) actually incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred solely by reason of the breach of obligations under the Loan Documents or gross negligence or wilful misconduct of the Person to be indemnified.

         SECTION 9.05. Setoff; Sharing of Setoffs.

         (a) The Borrower agrees that the Administrative Agent and each Bank (and Wachovia, as to the Swing Loans) shall have a right of setoff for all indebtedness and obligations owing to them from the Borrower upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or any such Bank or otherwise in the possession or control of the Administrative Agent or any such Bank for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or any such Bank, whether now existing or hereafter established, and the Borrower hereby authorizes the Administrative Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to any indebtedness and obligations owing by the Borrower to the Banks and/or the Administrative Agent during the existence of an Event of Default and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate; provided, however, nothing herein contained shall authorize or entitle the Administrative Agent or any Bank to exercise any right of setoff against any accounts, monies, government securities, or other Investments held by such Person under any escrow, trust, special purpose account, or other similar arrangement established with such Person by the Borrower or the Guarantors or Subsidiary for the purpose of (i) implementing a defeasance or "in substance" defeasance of Debt of the Borrower or the Guarantors or Subsidiary, or (ii) maintaining security deposits of tenants of any of the Properties. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Administrative Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or otherwise (including, without limitation, from any collateral hereafter obtained), receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Syndicated Loan Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Syndicated Loan Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Syndicated Loan Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Syndicated Loan Notes held by the Banks owing to such other Banks shall be shared by the Banks pro rata; provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Syndicated Loan Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Syndicated Loan Note or Money Market Loan Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

         SECTION 9.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents, may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that, no such amendment or waiver shall, unless signed by all Banks,
(i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Administrative Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement,
(vi) change the manner of application of any payments made under this Agreement or the Notes, (vii) release or substitute all or any substantial part of the collateral (if any) held as security for the Loans, or (viii) release any Guarantee given to support payment of the Loans, except as expressly provided in the last sentence of Section 5.12.

         (b) The Borrower will not obtain from any Bank its written agreement to waive or amend any of the provisions of this Agreement except through the Administrative Agent, and the Administrative Agent shall be supplied by the Borrower with sufficient information to enable the Banks to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrower to the Administrative Agent for redelivery to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The Borrower will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

         (c) Each Designated Bank hereby appoints its Designating Bank as such Designated Bank's agent and attorney in fact and grants to its Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of such Designated Bank under this Agreement, to deliver and receive all communications and notices under this Agreement and other Loan Documents and to exercise on such Designated Bank's behalf all rights to vote and to grant and make approvals, waivers, consents, releases and amendments to or under this Agreement or the other Loan Documents. Any document executed by such agent on such Designated Bank's behalf in connection with this Agreement or the other Loan Documents shall be binding on such Designated Bank. The Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

         SECTION 9.07. No Margin Stock Collateral. Each of the Banks represents to the Administrative Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

         SECTION 9.08. Successors and Assigns.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrower may not assign or otherwise transfer any of its rights under this Agreement.

         (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Note for all purposes under this Agreement, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to
(i) the change of any date fixed for the payment of principal of or interest on the related Loan or Loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related Loan or Loans, (iii) the change of the principal of the related Loan or Loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or (vi) the release of any Guarantee given to support payment of the Loans, except as expressly provided in the last sentence of Section 5.12. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, other than a Money Market Loan or Money Market Loan Note or participating interest therein, shall, within 10 Domestic Business Days of such sale, provide the Borrower and the Administrative Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 8.03 and 8.05, subject to the provisions of Section 9.08(e), with respect to its participation in Loans outstanding from time to time.

         (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all, or in the case of its Loans and Commitments, a proportionate part of all its Loans and Commitments, of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Administrative Agent (and, in the case of an Assignee that is not then a Bank (or an Affiliate of a Bank), subject to clause (iii) below, by the Borrower); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $10,000,000, (iii) except during the continuance of an Event of Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrower and the Administrative Agent, which consent shall not be unreasonably withheld, and (iv) except during the existence of an Event of Default, each Bank may make only two assignments to a Person which, prior to the assignment, was not a Bank (or an Affiliate of such Bank), unless the Borrower has consented thereto in its sole discretion. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Administrative Agent and (if applicable) the Borrower, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrower and the Administrative Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment by such Assignee of a processing and recordation fee of $2,500 to the Administrative Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrower, the Banks or the Administrative Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to such Assignee.

         (d) Subject to the provisions of Section 9.09, the Borrower authorizes each Bank to disclose to any Participant or Assignee (each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrower which has been delivered to such Bank by the Borrower pursuant to this Agreement or which has been delivered to such Bank by the Borrower in connection with such Bank's credit evaluation prior to entering into this Agreement.

         (e) No Transferee shall be entitled to receive any greater payment under Section 8.03 than the transferor Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or 8.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

         (f) Anything in this Section 9.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans and/or obligations made by the Borrower to the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrower's obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

         (g) Any Bank may at any time designate not more than one Designated Bank to fund Money Market Loans on behalf of such Designating Bank subject to the terms of this Section 9.08(g), and the provisions of Section 9.08(c) shall not apply to such designation. No Bank may have more than one Designated Bank at any time. Such designation may occur either by the execution of the signature pages of this Agreement by such Bank and Designated Bank next to the appropriate "Designating Bank" and "Designated Bank" captions, or by execution by such parties of a Designation Agreement subsequent to the date of this Agreement; provided, that any Bank and its Designated Bank executing the signatures pages of this Agreement as "Designating Bank" and "Designated Bank", respectively, on the date hereof shall be deemed to have executed a Designation Agreement, and shall be bound by the respective representations, warranties and covenants contained therein, and such designation shall be conclusively deemed to be acknowledged by the Borrower and the Administrative Agent. The parties to each such designation occurring subsequent to the execution date hereof shall execute and deliver to the Administrative Agent and the Borrower for their acknowledgment a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Bank and a designee representing that it is a Designated Bank and acknowledged by the Borrower, the Administrative Agent will acknowledge such Designation Agreement and will give prompt notice thereof to the Borrower and the other Banks, whereupon, (i) the Borrower shall execute and deliver to the Designating Bank a Designated Bank Note payable to the order of the Designated Bank, (ii) from and after the effective date specified in the Designation Agreement, the Designated Bank shall become a party to this Agreement with a right to make Money Market Loans on behalf of its Designating Bank pursuant to Section 2.03(g), and (iii) the Designated Bank shall not be required to make payments with respect to any obligations in this Agreement except to the extent of excess cash flow of such Designated Bank which is not otherwise required to repay obligations of such Designated Bank which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Bank, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks for each and every obligation of the Designating Bank and its related Designated Bank with respect to this Agreement, including, without limitation, any indemnification obligations under Section

7.05 and any sums otherwise payable to the Borrower by the Designated Bank. Each Designating Bank shall serve as the administrative agent of its Designated Bank and shall on behalf of its Designated Bank: (i) receive any and all payments made for the benefit of such Designated Bank and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, releases, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by a Designating Bank as administrative agent for its Designated Bank and need not be signed by such Designated Bank on its own behalf. The Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks may rely thereon without any requirement that the Designated Bank sign or acknowledge the same. No Designated Bank may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than via an assignment to its Designating Bank or Liquidity Bank (but any assignment to a Liquidity Bank shall not curtail or affect the appointment or rights of the Designating Bank pursuant to Section 9.06(c) or Section 4 of the Designation Agreement, which appointment and rights are irrevocable), if any, or otherwise in accordance with the provisions of Section 2.03(g).

         SECTION 9.09. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrower to it confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank, (iv) which has been publicly disclosed without breach of these or any other applicable confidentiality provisions, (v) to the extent reasonably required in connection with any litigation to which the Administrative Agent, any Bank or their respective Affiliates may be a party,
(vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors (whom the Bank agrees to advise as to the confidential nature of such information), (viii) to any actual or proposed Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 9.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) or clause (v) of the immediately preceding sentence, any relevant Bank shall promptly notify the Borrower of same so as to allow the Borrower to seek a protective order or to take any other appropriate action; provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrower to effect any such action, and (ix) by any Designated Bank to any rating agency, commercial paper dealer, or provider of a surety, guaranty or credit or liquidity enhancement to such Designated Bank which has agreed in writing to be bound by the provisions of this Section 9.09 and to use such information solely for purposes of evaluating the creditworthiness of the Borrower and the Guarantors and their abilities to perform their obligations under this Agreement and the other Loan Documents.

         SECTION 9.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes Syndicated Loans and Money Market Loans in the ordinary course of its business and that it will make its Syndicated Loans and Money Market Loans hereunder for its own account in the ordinary course of such business;

provided that, subject to Section 9.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

         SECTION 9.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

         SECTION 9.12. Georgia Law. This Agreement and each Note shall be construed in accordance with and governed by the law of the State of Georgia.

         SECTION 9.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

         SECTION 9.14. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank, then the excess sum (the "Excess") shall be credited as a payment of principal, unless the Borrower shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrower not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrower under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Administrative Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Administrative Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrower covenants that
(i) the credit or return of any Excess shall constitute the acceptance by the Borrower of such Excess, and (ii) the Borrower shall not seek or pursue any other remedy, legal or equitable , against the Administrative Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Administrative Agent or any Bank, all interest at any time contracted for, charged or received from the Borrower in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrower, the Administrative Agent and each Bank shall, to the maximum extent permitted under applicable law,
(i) characterize any non-principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof. The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrower and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the Borrower, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

         SECTION 9.15. Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         SECTION 9.16. Waiver of Jury Trial; Consent to Jurisdiction. The Borrower (a) and each of the Banks and the Administrative Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section
9.01 for the giving of notice to the Borrower. Nothing herein contained, however, shall prevent the Administrative Agent from bringing any action or exercising any rights against any security and against the Borrower personally, and against any assets of the Borrower, within any other state or jurisdiction.

         SECTION 9.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9.18. Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrower that no part of the funds to be used by such Bank to fund the Syndicated Loans and Money Market Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor (ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in
Section 3 of ERISA.

         SECTION 9.19. No Bankruptcy Proceedings. Each of the Borrower, the Banks, the Administrative Agent, the Syndication Agent and the Administrative Agent agrees that it will not institute against any Designated Bank or join any other Person in instituting against any Designated Bank any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Bank.

               [Signatures are contained on the following pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                                             POST APARTMENT HOMES, L.P.   (SEAL)

                                             By: Post GP Holdings, Inc., its
                                                 sole general partner


                                                 By: /s/
                                                     ---------------------------
                                                     R. Gregory Fox
                                                     Executive Vice President

                                             Post Apartment Homes, L.P.
                                             One Riverside
                                             4401 Northside Parkway
                                             Suite 800
                                             Atlanta, Georgia 30327-3057
                                             Attention: R. Gregory Fox
                                                        Executive Vice President
                                             Telecopier number: 404-846-5028
                                             Confirmation number: 404-846-9367

COMMITMENTS                         WACHOVIA BANK, N.A., as Administrative Agent
$70,000,000                         and as a Bank                         (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Senior Vice President

                                    Lending Office

                                    Wachovia Bank, N.A.
                                    191 Peachtree Street, N.E.
                                    Atlanta, Georgia 30303-1757
                                    Attention: Syndications Group
                                    Telecopier number: 404-332-1394
                                    Confirmation number: 404-332-6971

$60,000,000                         FIRST UNION NATIONAL BANK, as Syndication
                                    Agent and as a Bank                   (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Vice President

                                    Lending Office

                                    First Union National Bank
                                    One First Union Center DC6
                                    Charlotte, North Carolina 28288-0166
                                    Attention: Mr. Daniel J. Sullivan
                                    Telecopier number: 704-383-6205
                                    Confirmation number: 704-383-6441

$70,000,000                         SUNTRUST BANK, as Documentation Agent and as
                                    a Bank                                (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Vice President

                                    Lending Office

                                    SunTrust Bank
                                    50 Hurt Plaza-Suite 700
                                    Atlanta, Georgia 30303
                                    Attention: Mr. W. John Neill
                                    Telecopier number: 404-827-6774
                                    Confirmation number: 404-588-8248

$25,000,000                         BANK OF AMERICA, N.A.                 (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Vice President

                                    LENDING OFFICE

                                    Bank of America, N.A.
                                    100 North Tryon Street
                                    Charlotte, North Carolina 28255-0001
                                    Attention: Mr. Dean R. Whitehill
                                    Telecopier No.: 704-388-8841
                                    Confirmation No.: 704-388-8494

$25,000,000                         SOUTHTRUST BANK                       (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Group Vice President

                                    Lending Office

                                    SouthTrust Bank
                                    420 North 20th Street
                                    Birmingham, Alabama 35290
                                    Attention: Ms. Lynn Feuerlein
                                    Telecopier number: 205-254-8270
                                    Confirmation number: 205-254-5870

$20,000,000                         BANK ONE, NA                          (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Senior Vice President

                                    Lending Office

                                    Bank One, NA
                                    1 Bank One Plaza
                                    Mail Suite IL1-0315
                                    Chicago, Illinois 60670
                                    Attention: Mr. Kenneth Nelson
                                    Telecopier number: 312-732-1117
                                    Confirmation number: 312-732-6403

$10,000,000                         THE CHASE MANHATTAN BANK              (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Vice President

                                    Lending Office

                                    The Chase Manhattan Bank
                                    707 Travis, 6th Floor-North-47
                                    Houston, Texas 77252-8047
                                    Attention: Ms. Susan M. Tate
                                    Telecopier number: 713-216-7713
                                    Confirmation number: 713-216-1511

$20,000,000                         PNC BANK, NATIONAL ASSOCIATION        (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Assistant Vice President

                                    Lending Office

                                    PNC Bank, National Association
                                    One PNC Plaza
                                    249 5th Avenue
                                    Mail Stop P1-POPP-19-2
                                    Pittsburgh, Pennsylvania 15222
                                    Attention: Mr. Wayne Robertson
                                    Telecopier number: 412-762-6500
                                    Confirmation number: 412-762-8452

$20,000,000                         BANKERS TRUST COMPANY                 (SEAL)


                                    By: /s/
                                       -----------------------------------------
                                       Title: Director

                                    Lending Office

                                    Bankers Trust Company
                                    130 Liberty Street
                                    14th Floor
                                    New York, New York 10006
                                    Attention: Ms. Mary Rodwell
                                    Telecopier number: 212-669-0935
                                    Confirmation number: 212-250-2955

                                                                     EXHIBIT A-1

                              SYNDICATED LOAN NOTE


                                Atlanta, Georgia
                                January 12, 2001


         For value received, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), promises to pay to the order of __________________________________________________, a ____________________ (the
"Bank"), for the account of its Lending Office, the principal sum of ___________________________________ AND NO/100 DOLLARS ($__________), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below, on the dates and in the amounts provided in the Amended and Restated Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Amended and Restated Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Amended and Restated Credit Agreement.

         All Syndicated Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Amended and Restated Credit Agreement.

         This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 among the Borrower, the Banks listed on the signature pages thereof, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings. Reference is made to the Amended and Restated Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             POST APARTMENT HOMES, L.P.                   (SEAL)

                             By: Post GP Holdings, Inc., its sole general
                                 partner



                                 By:
                                    -------------------------------------
                                    R. Gregory Fox
                                    Executive Vice President

                   Syndicated Loans AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
          Base Rate or                 Amount of
          Euro-Dollar    Amount of     Principal                       Notation
Date         Loan           Loan        Repaid       Maturity Date     Made by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     EXHIBIT A-2

                                 SWING LOAN NOTE


                                Atlanta, Georgia
                                January 12, 2001



         For value received, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), promises to pay to the order of Wachovia Bank, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of Five Million and No/100 Dollars ($5,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below, on the dates and in the amounts provided in the Amended and Restated Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans or Transaction Rate Loans, as the case may be, on the dates provided for in the Amended and Restated Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Amended and Restated Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Amended and Restated Credit Agreement.

         All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Amended and Restated Credit Agreement.

         This Swing Loan Note is the Swing Loan Note referred to in the Fifth Amended and Restated Credit Agreement dated as of January 12, 2001, among the Borrower, the Banks listed on the signature pages thereof, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent (as the same may be amended and modified from time to time, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings. Reference is made to the Amended and Restated Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Swing Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             POST APARTMENT HOMES, L.P.                   (SEAL)

                             By: Post GP Holdings, Inc., its sole general
                                 partner



                                 By:
                                    -------------------------------------
                                    R. Gregory Fox
                                    Executive Vice President

                        LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
                        Base Rate or   Amount of
          Amount of     Transaction    Principal                       Notation
Date         Loan          Rate         Repaid       Maturity Date     Made by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     EXHIBIT A-3

                             MONEY MARKET LOAN NOTE

                             As of January 12, 2001



         For value received, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), promises to pay to the order of _____________________________________, a _______________ (the "Bank"), for the
account of its Lending Office, the principal sum of ONE HUNDRED SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($175,000,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower pursuant to the Amended and Restated Credit Agreement referred to below, on the dates and in the amounts provided in the Amended and Restated Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Amended and Restated Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Amended and Restated Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Amended and Restated Credit Agreement.

         All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Amended and Restated Credit Agreement.

         This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 among the Borrower, the Banks listed on the signature pages thereof, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent (as amended on even date herewith and as the same may hereafter be amended and modified from time to time, the "Amended and Restated Credit Agreement"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meanings. Reference is made to the Amended and Restated Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

         IN WITNESS WHEREOF, the Borrower has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                             POST APARTMENT HOMES, L.P.                   (SEAL)

                             By: Post GP Holdings, Inc., its sole general
                                 partner



                                 By:
                                    -------------------------------------
                                    R. Gregory Fox
                                    Executive Vice President

                      MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL
--------------------------------------------------------------------------------
                                       Amount of
          Interest       Amount of     Principal        Stated         Notation
Date        Rate           Loan          Repaid      Maturity Date     Made by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B


                           OPINION OF KING & SPALDING,
                            COUNSEL FOR THE BORROWER


                                          [Dated as provided in Section 3.01 of
                                          the Amended and Restated Credit
                                          Agreement]


To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

         Re: Fifth Amended and Restated Credit Agreement dated as of January 12, 2001, among Post Apartment Homes, L.P., the Banks listed on the signature pages thereof, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent, and SunTrust Bank, as Documentation Agent (the "Fifth Amended and Restated Credit Agreement")

         We have acted as counsel for Post Apartment Homes, L.P. (the "Borrower") in connection with the above-referenced Fifth Amended and Restated Credit Agreement. Capitalized terms used in this opinion letter and not otherwise defined herein shall have the respective meanings assigned to such terms in the Fifth Amended and Restated Credit Agreement. We have also acted as counsel for Post Properties, Inc. (the "Guarantor") in connection with the Guaranty.

         In connection with the opinions expressed in this letter, we have examined each of the following documents dated as of January 12, 2001, as executed by the Borrower or the Guarantors, as the case may be (collectively, the "Transaction Documents"):

                  (1)      the Fifth Amended and Restated Credit Agreement;

                  (2) the Syndicated Loan Notes, Money Market Loan Notes, and Swing Line Note executed and delivered by the Borrower pursuant to
         Section 3.01(b) of the Fifth Amended and Restated Credit Agreement; and

                  (3)      the Guaranty.

The Transaction Documents described in items (1), (2) and (3) above are herein sometimes collectively referred to as the "Borrower Transaction Documents".

         We have also reviewed such other documents and given consideration to such matters of law and fact as we have deemed appropriate, in our professional judgment, to render the opinions expressed in this letter. The documents so reviewed have included the originals or copies, certified or otherwise identified to our satisfaction, of certain corporate records and documents of the Borrower and the Guarantor, the certificates delivered on behalf of the Borrower and the Guarantor to you on this date pursuant to the requirements of the Transaction Documents, and the certificate delivered on behalf of the Borrower and the Guarantor to us on this date (the "Officer's Certificate"), and we have relied on the accuracy and completeness of all factual matters set forth in such corporate records, documents, and certificates, as well as the representations and warranties as to factual matters set forth in the Transaction Documents. In rendering the opinions set forth in paragraphs 1 and 2 below with respect to the current status of the Borrower and the Guarantor in the specified jurisdictions, we have relied solely on the certificates issued with respect to the Borrower or the Guarantor, as the case may be, by the Secretary of State of the respective jurisdictions, copies of which have been delivered to you, and we have assumed that such certificates were properly given and remain accurate as of the date of this letter.

         For purposes of the opinions expressed herein, we have assumed (i) the genuineness of all signatures (other than signatures on behalf of the Borrower and the Guarantor) on all documents submitted to us as originals, (ii) the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies, and (iii) the absence of duress, fraud, or mutual mistake of material facts on the part of the parties to the Transaction Documents.

         We have further assumed that (i) the Administrative Agent, the Syndication Agent, the Documentation Agent, and the Banks have all requisite power and authority to enter into and perform their respective obligations under the Transaction Documents, (ii) the Fifth Amended and Restated Credit Agreement has been duly authorized, executed and delivered by the Banks and the Administrative Agent, the Syndication Agent, and the Documentation Agent respectively, and constitute their legal, valid and binding obligations, and
(iii) to the extent applicable law requires that the Banks or the Administrative Agent, the Syndication Agent, or the Documentation Agent act in accordance with applicable duties of good faith or fair dealing, in a commercially reasonable manner, or otherwise in compliance with applicable legal requirements in exercising their respective rights and remedies under the Transaction Documents, the Banks and the Administrative Agent, the Syndication Agent, and the Documentation Agent will fully comply with such legal requirements, notwithstanding any provisions of the Transaction Documents that purport to grant the Banks or the Administrative Agent, the Syndication Agent, or the Documentation Agent the right to act or fail to act in a manner contrary to such legal requirements, or based on its sole judgment or in its sole discretion or provisions of similar import. We have also assumed that under no circumstances, whether by reason of prepayment, acceleration or otherwise, will the rate of interest payable by the Borrower or the Guarantor, including without limitation, expenses of the Banks or the Administrative Agent, the Syndication Agent, or the Documentation Agent chargeable to the Borrower or the Guarantor, and other fees and charges for the use of money, whether or not denominated as interest, exceed five percent (5%) per month.

         Whenever any opinion or confirmation of fact set forth in this letter is qualified by the words "to our knowledge", "known to us" or other words of similar meaning, such words mean the current actual knowledge of lawyers in the Primary Lawyer Group (defined below) of factual matters such lawyers recognize as being relevant to the opinion or confirmation so qualified. "Primary Lawyer Group" means the lawyer who signs this opinion letter on behalf of this firm and, solely as to information relevant to an opinion or confirmation issue addressed herein, each lawyer in this firm who is primarily responsible for providing the response concerning the particular issue. Except as may be expressly described herein, we have not undertaken any investigation to determine the existence or absence of facts and no inference as to our knowledge of the existence or absence of facts should be drawn from our serving as counsel for the Borrower or the Guarantor on other matters.

         The opinions expressed herein are limited to the laws of the State of Georgia and applicable United States federal law, and we express no opinion as to the laws of any other jurisdiction or the effect any such laws may have on the matters set forth herein.

         Based on the foregoing, it is our opinion that:

         1. The Borrower (i) is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Georgia, and (ii) has all partnership power required to carry on its business as now conducted.

         2. The Guarantor (i) is a corporation duly incorporated, validly existing and in corporate good standing under the laws of Georgia, and (ii) has all corporate power required to carry on its business as now conducted.

         3. The execution, delivery and performance by the Borrower of the Borrower Transaction Documents (i) are within the Borrower's partnership powers,
(ii) have been duly authorized by all necessary partnership action (and, with respect to the General Partner, all necessary corporate action), (iii) do not contravene any provision of the partnership agreement of the Borrower, (iv) require no approval, authorization, consent, adjudication or order of any governmental authority of the State of Georgia or of the United States of America which has not been obtained, (v) do not violate any law or regulation of the State of Georgia or the United States of America binding on the Borrower that would (A) either prohibit performance by the Borrower under the Borrower Transaction Documents or subject the Borrower to a fine, penalty, or other similar sanction, and (B) which a lawyer, using customary professional diligence, would reasonably recognize as applicable to the Borrower and the transactions contemplated by the Borrower Transaction Documents, (vi) insofar as is known to us, do not violate any order, writ, judgment, injunction, decree or award binding on the Borrower or its properties, (vii) do not breach or cause a default under any of the "material agreements" identified as such in the Officer's Certificate, and (viii) will not result in the creation or imposition of any Lien on any assets of the Borrower or any of its Subsidiaries under any such "material agreements" or, insofar as is known to us, will not otherwise result in the creation or imposition of any such Lien.

         4. The execution, delivery and performance by the Guarantor of the Guaranty (i) is within such Guarantor's corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) requires no approval, authorization, consent, adjudication or order of any governmental authority of the State of Georgia or of the United States of America, which has not been obtained, (iv) does not contravene any provision of the articles of incorporation or by-laws of the Guarantor, (v) does not violate any law or regulation of the State of Georgia or of the United States of America binding on the Guarantor which (A) either prohibits performance by the Guarantor under the Guaranty or subjects the Guarantor to a fine, penalty or other similar sanction, and (B) which a lawyer, using customary professional diligence, would reasonably recognize as applicable to the Guarantor in the transactions contemplated by the Guaranty, (vi) insofar as is known to us, does not violate any order, writ, judgment, injunction, decree or award binding on the Guarantor or its properties, (vii) does not breach or constitute a default under any of the "material agreements" identified as such in the Officer's Certificate, and
(viii) will not result in the creation or imposition of any Lien on any assets of the Guarantor under any such "material agreements" or, insofar as is known to us, will not otherwise result in the creation or imposition of any such Lien.

         5. Each of the Transaction Documents has been duly executed and delivered on behalf of the Borrower or the Guarantor, as the case may be.

         6. Each of the Transaction Documents constitutes the valid and binding obligation of the Borrower or the Guarantor, as the case may be, enforceable against it or them in accordance with its terms, except:

                  (a) As enforceability thereof may be limited by the effect of (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors (including, without limitation, matters of contract rejection, fraudulent conveyances and obligations, turn-over, preference, equitable subordination, automatic stay, and substantive consolidation under federal bankruptcy laws, as well as state laws regarding fraudulent transfers, obligations, and conveyances, and state receivership laws), and (ii) general principles of equity, whether applied by a court of law or equity (including, without limitation, principles governing the availability of specific performance, injunctive relief or other traditional equitable remedies, principles affording traditional equitable defenses such as waiver, laches and estoppel, and legal standards requiring reasonableness or materiality of breach for exercise of remedies or providing for defenses based on impracticability or impossibility of performance or on obstruction or failure to perform or otherwise act in accordance with an agreement by a party thereto other than the Borrower or the Guarantor);

                  (b) That no opinion is expressed with respect to the validity, binding effect, or enforceability of:

                           (i)      those provisions of the Transaction
                  Documents requiring indemnification for, or providing exculpation, release, or exemption from liability for, any action or inaction by any other person or entity, to the extent such action or inaction involves negligence or willful misconduct on the part of any such person or entity or to the extent otherwise contrary to public policy;

                           (ii)     those provisions of the Transaction
                  Documents providing for payment of interest on unpaid interest, or imposing increased interest rates or late payment charges upon delinquency in payment or other default or providing for liquidated damages or for premiums on prepayment, acceleration, or termination, to the extent any such provisions may be deemed to be penalties or forfeitures;

                           (iii)    those provisions of the Transaction
                  Documents, if any, that have the effect of waiving the right of jury trial, statutes of limitation, marshalling of assets or similar requirements, or consenting or waiving objections to the jurisdiction of certain courts or the venue or forum for judicial actions;

                           (iv)     those provisions of the Transaction
                  Documents providing that waivers or consents by a party may not be given effect unless in writing or in compliance with particular requirements, or that a party's course of dealing, course of performance, or the like or failure or delay in taking action may not constitute a waiver of related rights or provisions, or that one or more waivers may not under certain circumstances constitute a waiver of other matters of the same kind;

                           (v)      those provisions of the Transaction
                  Documents providing that a party has the right to pursue multiple remedies without regard to other remedies elected or that all remedies are cumulative;

                           (vi)     those provisions of the Transaction
                  Documents purporting to require payment by the Borrower or the Guarantor of attorneys' fees of any Bank or the Administrative Agent, the Syndication Agent or the Documentation Agent, unless such Bank or such Agent has complied with the applicable requirements of O.C.G.A. ss. 13-1-11;

                           (vii)    those provisions of the Transaction
                  Documents providing that modifications to such documents may only be made in writing or that the provisions of such documents are severable;

                           (viii)   those provisions of the Transaction
                  Documents purporting to permit the exercise, under certain circumstances, of rights or remedies without notice or without providing opportunity to cure failures to perform;

                           (ix)     those provisions of the Transaction
                  Documents, if any, purporting to grant rights of setoff otherwise than in accordance with applicable law;

                           (x)      those provisions of the Transaction
                  Documents purporting to require a waiver of defenses, setoffs, or counterclaims against the Banks or the Administrative Agent, the Syndication Agent or the Documentation Agent; and

                           (xi)     those provisions of the Transaction
                  Documents purporting to require the Borrower or the Guarantor to waive various rights, claims, and defenses, or to provide certain remedies in favor of the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks, to the extent any such waivers or remedial provisions may not be valid, binding or enforceable under applicable law; provided, however, in our opinion, the inclusion of such waivers and remedial provisions does not render any Transaction Document invalid as a whole, and each Transaction Document otherwise contains remedies adequate for the practical realization of the benefits intended to be provided thereby assuming compliance by the Administrative Agent and the Banks with applicable legal requirements and procedures of the State of Georgia.

         7. Neither the Borrower nor the Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         8. Neither the Borrower nor the Guarantor is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

         9. Insofar as is known to us, there is no action, suit or proceeding pending or overtly threatened against or affecting the Borrower or the Guarantor before any court or arbitrator or any governmental body, agency or official in which (i) seeks monetary damages (excluding punitive or exemplary damages) in a specified amount greater than $1,000,000 in excess of any insurance coverage therefor, or (ii) in any manner questions the validity or enforceability of the Transaction Documents.

         This opinion letter is provided to you for your exclusive use solely in connection with the transactions contemplated by the Fifth Amended and Restated Credit Agreement and may not be relied upon by any other person or for any other purpose without our prior written consent, except that Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, may rely hereon for purposes of rendering their respective opinions to the Banks and the Administrative Agent, the Syndication Agent, and the Documentation Agent. The opinions and confirmation of facts expressed in this letter are strictly limited to the matters stated in this letter as of the date hereof, and no other opinions or confirmations of fact are to be implied or inferred. We undertake no obligation to advise you or any other person or entity of changes of law or fact that occur after the date of this letter, whether or not such change may affect any of the opinions expressed herein.

                                                       Yours very truly,



                                                       KING & SPALDING

                                                                       EXHIBIT C


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT



                                           [Dated as provided in Section 3.01 of
                                           the Amended and Restated Credit
                                           Agreement]


To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:

         We have participated in the preparation of the Fifth Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") dated as of January 12, 2001 among Post Apartment Homes, L.P., a Georgia limited partnership (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to
Section 3.01(d) of the Amended and Restated Credit Agreement. Terms defined in the Amended and Restated Credit Agreement are used herein as therein defined.

         This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

         We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

         Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Amended and Restated Credit Agreement and each of the Notes by or on behalf of the Borrower, we are of the opinion that the Amended and Restated Credit Agreement constitutes a valid and binding agreement of the Borrower and each Note constitutes valid and binding obligations of the Borrower, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Amended and Restated Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Amended and Restated Credit Agreement and the Notes, except for the economic consequences of any procedural delay which may result from such laws.

         In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

         This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Transferee under the Amended and Restated Credit Agreement without our prior written consent.

                                         Very truly yours,

                                                                       EXHIBIT D


                            ASSIGNMENT AND ACCEPTANCE
                          Dated _____________ __, _____



         Reference is made to the Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 (together with all amendments and modifications thereto, the "Amended and Restated Credit Agreement") among Post Apartment Homes, L.P., a Georgia limited partnership (the "Borrower"), the Banks (as defined in the Amended and Restated Credit Agreement), SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"). Terms defined in the Amended and Restated Credit Agreement are used herein with the same meaning.

         ______________________________________________ (the "Assignor") and
 ___________________________________________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the Assignor, a _____% interest in and to all of the Assignor's rights and obligations under the Amended and Restated Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a _____% interest (which on the Effective Date hereof is $______________) in the Assignor's Commitment and a ______ interest (which on the Effective Date hereof is $______________) in the Syndicated Loans [and Swing Loans] [and Money Market Loans] owing to the Assignor and a ___% interest in the Syndicated Loan Note [and Swing Loan Note] [and Money Market Loan Note] held by the Assignor (which on the Effective Date hereof is $_______) [and $_______, respectively].

         2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Amended and Restated Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Amended and Restated Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is $______________ and the aggregate outstanding principal amount of Syndicated Loans [and Swing Loans] [and Money Market Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $______________ [and $______________, respectively]; (ii)
makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under the Amended and Restated Credit Agreement or any other instrument or document furnished pursuant thereto; and
(iii) attaches the Note[s] referred to in Paragraph 1 above and requests that the Agent exchange such Note[s] [for a new Syndicated Loan Note dated _________, ____ in the principal amount of $____________ payable to the order of the Assignee, a new Swing Loan Note dated ___________, ____ in the principal amount of

$____________ payable to the order of the Assignee, and a new Money Market Loan Note dated ___________, ____ in the principal amount of $____________ payable to the order of the Assignee] [and for new Notes as follows: a (i) Syndicated Loan Note dated ___________, ____ in the principal amount of $___________ payable to the order of the Assignor (ii) Swing Loan Note dated ____________, ____ in the principal amount of $__________ payable to the order of the Assignor, and (iii) Money Market Loan Note dated _________, ____ in the principal amount of $_____________ payable to the order of the Assignor].

         3. The Assignee (i) confirms that it has received a copy of the Amended and Restated Credit Agreement, together with copies of the financial statements referred to in Section 4.04(a) thereof (or any more recent financial statements of the Borrower delivered pursuant to Section 5.01(a) or (b) thereof) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended and Restated Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Amended and Restated Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Amended and Restated Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in Section 9.18 of the Amended and Restated Credit Agreement, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Amended and Restated Credit Agreement and the Notes.

         4. The Effective Date for this Assignment and Acceptance shall be ________, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for execution and acceptance by the Administrative Agent and to the Borrower for execution by the Borrower.

         5. Upon such execution and acceptance by the Administrative Agent, and execution by the Borrower, if required by the Amended and Restated Credit Agreement, from and after the Effective Date, (i) the Assignee shall be a party to the Amended and Restated Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Amended and Restated Credit Agreement) and be released from its obligations under the Amended and Restated Credit Agreement, except as expressly provided therein.

         6. Upon such execution and acceptance by the Administrative Agent, and execution by the Borrower, if required by the Amended and Restated Credit Agreement, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the Administrative Agent directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                  [NAME OF ASSIGNOR]



                                  By:
                                     ---------------------------------------
                                     Title:



                                  [NAME OF ASSIGNEE]



                                  By:
                                     ---------------------------------------
                                     Title:



                                  Lending Office:
                                  [Address]

                              Wachovia Bank, N.A.,
                              As Administrative Agent


                              By:
                                 ------------------------------------------
                                 Title:



                              POST APARTMENT HOMES, L.P.
                              IF REQUIRED BY THE AMENDED AND RESTATED CREDIT AGREEMENT.


                              By: Post GP Holdings, Inc., its sole ____ general
                                  partner



                                  By:
                                     --------------------------------------
                                     [Name and title of Executive Officer]

                                                                       EXHIBIT E


                               NOTICE OF BORROWING

                          _____________________, _____



Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re: Fifth Amended and Restated Credit Agreement (as amended and modified from time to time, the "Amended and Restated Credit Agreement") dated as of January 12, 2001 among Post Apartment Homes, L.P., the Banks from time to time parties thereto, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent.

Gentlemen:

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Amended and Restated Credit Agreement.

         This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Amended and Restated Credit Agreement.

         The Borrower hereby requests a [Euro-Dollar Borrowing] [Syndicated Loan Borrowing at a Base Rate] [Swing Loan Borrowing] in the aggregate principal amount of $___________(1) to be made on ___________, ____, and for interest to accrue thereon at the rate established by the Amended and Restated Credit Agreement for [Euro-Dollar Loans] [Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days].

         The amount available to be borrowed under Section 2.01 of the Amended and Restated Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

         (a)      Aggregate amount of Commitments              $___________

         (b)      Principal amount outstanding under           $___________
                  Syndicated Loans

--------------
(1) Not to exceed the amount available to be borrowed as set forth in the next paragraph.

         (c)      Principal amount outstanding under Swing     $___________
                  Loans

         (d)      Principal amount outstanding under           $___________
                  Money Market Loans

         (e)      Amount available to be borrowed ((a), less   $___________
                  sum of (b), (c) and (d)

         The Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this _____ day of __________, _____.


                               POST APARTMENT HOMES, L.P.                 (SEAL)

                               By: Post GP Holdings, Inc., its sole general
                                   partner



                                   By:
                                      -----------------------------------------
                                      [President or other authorized designee]

                                                                       EXHIBIT F

                             COMPLIANCE CERTIFICATE



         Reference is made to the Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 (as modified and supplemented and in effect from time to time, the "Amended and Restated Credit Agreement") among Post Apartment Homes, L.P., the Banks from time to time parties thereto, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent and Wachovia Bank, N.A., as Administrative Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Amended and Restated Credit Agreement.

         Pursuant to Section 5.01(c) of the Amended and Restated Credit Agreement, _________________, the duly authorized [title of Executive Officer, other than Secretary] of the General Partner, hereby (i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of _____________, ____, and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in Article IV of the Amended and Restated Credit Agreement are true on and as of the date hereof as though restated on and as of this date.


                                  POST APARTMENT HOMES, L.P.(SEAL)

                                  By: Post GP Holdings, Inc., its sole general
                                      partner



                                      By:
                                         --------------------------------------
                                         [Name and title of Executive Officer,
                                         other than Secretary]

1.       Consolidated Total Secured Debt (Section 5.03)

         The amount of Consolidated Total Secured Debt will not at any time exceed 40% of Consolidated Total Asset Value

         (a)      Consolidated Total Secured
                  Debt              Schedule 1                             $__________

         (b)      Consolidated Total Asset Value Schedule 2                $__________

         (c)      40% of (b)                                               $__________

                  Limitation: (a) cannot exceed (c)

2. Ratio of Consolidated Total Debt to Consolidated Total Asset Value (Section 5.04)

         The ratio of Consolidated Total Debt to Consolidated Total Asset Value will not at any time exceed 0.60 to 1.00.


         (a)      total liabilities of the Borrower, the Guarantors and    $__________
                  the other Subsidiaries at end of most recent Fiscal
                  Quarter (excluding dividends declared but not
                  paid)

         (b)      Aggregate amount of Debt Guaranteed by Borrower, the     $__________
                  Guarantors and the other Subsidiaries
                  (other than of Debt of any of them) at
                  end of most recent Fiscal Quarter

         (c)      Joint Venture Share of aggregate amount of Debt          $__________
                  of Joint Ventures at end of most recent Fiscal
                  Quarter

         (d)      Aggregate amount of segregated tenant deposits           $__________
                  classified as restricted cash and Joint Venture
                  Share of segregated tenant deposits classified as
                  restricted cash

         (e)      escrow deposits classified as restricted cash for        $__________
                  real property taxes and Joint Venture Share of
                  escrow deposits classified as restricted cash for
                  real property taxes

         (f)      Consolidated Total Debt (sum of (a) plus (b) plus        $__________
                  (c) less (d) less (e))


         (g)      Consolidated Total Asset            Schedule  -  2       $___________
                  Value

         Actual Ratio of (f) to (g)                                 ____ to 1.00

         Maximum Ratio                                              0.60 to 1.00

3.       Interest Coverage (Section 5.05)

         The ratio of Adjusted Consolidated Income Available For Debt Service to Adjusted Consolidated Interest Expense shall at all times exceed 2.00 to 1.0, calculated at the end of each Fiscal Quarter, based on the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters.

         (a)      Borrower's Consolidated            Schedule  -  3        $___________
                  Income Available For Debt
                  Service


         (b)      Borrower's Joint Venture Share     Schedule  -  3        $___________
                  of Consolidated Income
                  Available For Debt Service
                  from Joint Ventures

         (c)      sum of (a) and (b)                                       $___________

         (d)      Borrower's Consolidated            Schedule  -  3        $___________
                  Interest Expense

         (e)      Borrower's Joint Venture Share     Schedule  -  3        $___________
                  of interest expense of Joint
                  Ventures

         (f)      sum of (d) and (e)                                       $___________

         Actual Ratio of (c) to (f)                                        ____ to 1.00

         Minimum Ratio                                                     >2.00 to 1.00

4.       Restricted Payments (Section 5.06)

         The Borrower's Restricted Payments (other than in connection with the Approved Unit Redemption Transactions) in any calendar year shall not exceed 95% of Consolidated Income Available for Distribution for such period, unless (i) the Borrower must pay out an amount in excess of 95% of Consolidated Income Available for Distribution to permit PPI to preserve its status as a real estate investment trust under the applicable provision of the Code, or (ii) PPI declares one or more capital gains dividends in an amount not to exceed $30,000,000 within such calendar year. In the event that the Borrower or PPI receives a public debt rating of BBB- or better from Standard & Poors or Baa3 or better from Moody's Investor Service and so long as that rating is affirmed during each year, the Borrower's Restricted Payments in any calendar year will be limited to 100% of Consolidated Income Available for Distribution for such calendar year with the same exceptions contained in clauses (i) and (ii) of this Section 5.06.


         (a)      Consolidated Income Available      Schedule  -  4        $___________
                  For Debt Service

         (b)      Consolidated Interest Expense      Schedule  -  4        $___________

         (c)      taxes included in Consolidated                           $___________
                  Income Available For Debt
                  Service

         (d)      sum of (a) less (b) less (c)                             $___________

         Maximum Restricted Payments generally                             $___________
         [95%][100%] of (d)

         Additional Restricted Payments                                    $___________
         permitted by clause (i)

         Additional Restricted Payments                                    $___________
         permitted by clause (ii), not to exceed
         $30,000,000

         Calendar year distributions to date                               $___________


5.       Consolidated Fixed Charges Coverage Ratio (Section 5.07)

         The ratio of Adjusted Consolidated Income Available For Debt Service to Consolidated Fixed Charges will not at any time be less than 1.75 to 1.00.

         (a)      Adjusted Consolidated Income Available For
                  Debt Service -- amount from line (c) of
                  paragraph 3 above


         (b)      Consolidated Fixed Charges Schedule - 5                  $___________

         Actual Ratio of (a) to (b)                                        ____ to 1.00

         Minimum Ratio                                                     1.75 to 1.00

6.       Unsecured Fixed Charges Coverage (Section 5.08)

         At the end of each Fiscal Quarter, the ratio of Consolidated Income Available For Debt Service From Eligible Properties to Adjusted Fixed Charges shall not have been less than 1.75 to 1.0.


         (a)      Consolidated Income Available For Debt                   $___________
                  Service -- Schedule 3

         (b)      Adjusted Fixed Charges -- Schedule - 6                   $___________

         Actual Ratio of (a) to (b)                                        ____ to 1.00

         Minimum Ratio                                                     1.75 to 1.00

7.       Unencumbered Assets (Section 5.09)

         The ratio of Total Unencumbered Asset Value to Unsecured Funded Debt shall not at any time be less than 1.75 to 1.0.


         (a)      Total Unencumbered Asset Value     Schedule 2            $__________'

         (b)      Unsecured Funded Debt                                    $__________

         Actual Ratio of (a) to (b)                                        ____ to 1.00

         Minimum Ratio                                                     1.75 to 1.00


8.       Investments (Section 5.10)

         Neither the Borrower nor any Guarantor shall make Investments (including loans and advances) in or to any Person except:

                  (A) Investments in (i) direct obligations of the United States Government maturing within one year, (ii) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (iii) commercial paper rated A1 or the equivalent thereof by Standard & Poor's Corporation or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 9 months after the date of acquisition, (iv) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Corporation and Aa or the equivalent thereof by Moody's Investors Service, Inc. and (v) deposits required by government agencies or public utilities;

                  (B) without duplication, (i) loans or advances to directors, officers and employees in the ordinary course of business in the aggregate outstanding at any time not exceeding $2,500,000, and
         (ii) Investments in debt or equity securities rated at least BBB+ or the equivalent thereof by Standard & Poor's Corporation or at least Baa1 or the equivalent thereof by Moody's Investors Service not exceeding an aggregate amount outstanding at any time of $5,000,000;

                  (C) without duplication, Investments (exclusive of Investments permitted under clauses (A) and (B) above and clauses (D) and (E) below) in an aggregate amount outstanding at any time not in excess of 20% of Consolidated Total Assets;

                  (D)      Investments in Consolidated Subsidiaries; and

                  (E) Investments in connection with Approved Unit Redemption Transactions.


         (a)      To directors, officers and employees                     $___________

                  Limitation                                               $2,500,000

         (b)      debt or equity securities rated at least BBB+            $___________
                  or Baa1

                  Limitation                                               $5,000,000

         (c)      Other Investments (excluding Investments in              $___________
                  Consolidated Subsidiaries)

         (d)      Consolidated Total Assets Schedule 2                     $___________

         (e)      20% of (d)                                               $___________

                  Limitation   (c) may not exceed (e)

9.       Consolidations, Mergers and Sales of Assets (Section 5.12)

         The Borrower and the Guarantors will not, nor will the Borrower permit any other Subsidiary to . . . sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that

                  (a)      . . .

                  (b)      . . ., and

                  (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit: (i) Approved Unit Redemption Transactions; and (ii) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding three (3) Fiscal Quarters, either (x) constituted more than fifteen percent (15%) of Consolidated Total Assets at the end of the Fiscal Quarter immediately preceding such Fiscal Quarter, or (y) contributed more than fifteen percent (15%) of Consolidated Income Available For Debt Service during the four (4) Fiscal Quarters immediately preceding such Fiscal Quarter. . . .


         (a)      aggregate assets to be transferred or                    $___________
                  aggregate assets used in business line or
                  segment to be discontinued

         (b)      assets transferred and all other assets utilized         $___________
                  all other business lines or segments
                  discontinued during current Fiscal Quarter
                  and the immediately preceding 3 Fiscal
                  Quarters

         (c)      sum of (a) and (b)                                       $___________

         (d)      Consolidated Total Assets for immediately                $___________
                  preceding Fiscal Quarter

         (e)      15% of (d)                                               $___________

                  Limitation: (c) may not exceed (e)

         (f)      Consolidated Income Available For Debt                   $___________
                  Service during the four (4) Fiscal Quarters
                  immediately preceding current Fiscal Quarter

         (g)      Portion of (f) contributed by assets described           $___________
                  in (a) and (b)


         (h)      15% of (f)                                               $___________

                  Limitation:  (g) may not exceed (h)


                                                                    Schedule - 1


Consolidated Total Secured Debt

                           INTEREST               FINAL          TOTAL
                            RATE(2)             MATURITY       ----------
                           --------             --------
Money Borrowed

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

         Total Money                                           $_________
         Borrowed

Deferred Purchase Price

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

         Total Deferred                                        $_________
         Purchase Price

Capitalized Leases
_________________________________________________________      $_________

_________________________________________________________      $_________

         Total Capitalized Leases                              $_________

Letter of Credit Reimbursement
Obligations

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

__________________         _________            _________      $_________

         Total Letter of Credit Reimbursement                  $_________
         Obligations

         Total Consolidated Secured Debt                       $_________


--------------
(2) If rate is fixed, insert contract rate. If rate is floating, state that.

                                                                    Schedule - 2

            CONSOLIDATED TOTAL ASSET VALUE AND ADJUSTED TOTAL ASSET
                             VALUE (ALL PROPERTIES)

         (a)      12 month Net Operating Income(3)                               $__________

         (b)      (a) divided by 0.0875(4)                                       $__________

         (c)      3 month Net Operating Income(5)                                $__________

         (d)      (c) times 4                                                    $__________

         (e)      (d) divided by 0.0875                                          $__________

         (f)      cash expenditures(6)                                           $__________

         (g)      unrestricted cash and cash equivalents and
                  specified Investments                                          $__________

         (h)      Joint Venture Share of 12 month Net Operating
                  Income from Joint Venture Property(7)                          $__________

         (i)      (h) divided by 0.0875(8)                                       $__________

         (j)      Joint Venture Share of 3 month Net Operating
                  Income from Joint Venture Property(9)                          $__________

---------------

3 Include only Properties which either were on average at least 90% Economically Occupied, or as to which the Construction Period Termination Date occurred, prior to the 12 months just ended.

4 If a Property satisfies the criteria set forth in both (a) and (c), included only in (c).

5 Include only Properties as to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period just ended.

6 Include only on Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended.

7 Include only Joint Venture Properties which either were on average at least 90% Economically Occupied, or as to which the Construction Period Termination Date occurred, prior to the 12 months just ended.

8 If a Property satisfies the criteria set forth in both (h) and (j), included only in (j).

         (k)      (j) times 4                                                    $__________

         (l)      (k) divided by 0.0875                                          $__________

         (m)      Joint Venture Share of cash expenditures(10)                   $__________

         CONSOLIDATED TOTAL ASSET VALUE (all Properties)
         sum of (b) plus (e) plus (f) plus (g) plus (i)
         plus (l) plus (m)                                                       $__________

         ADJUSTED TOTAL ASSET VALUE  (all Properties)
         sum of (b) plus (e) plus (f) plus (g)                                   $__________

------------
(continued...)

9 Include only Joint Venture Properties as to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period just ended.

10 Include only on Joint Venture Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended.

                        TOTAL UNENCUMBERED ASSET VALUE(11)

         (a)      12 month Net Operating Income(12)                             $__________

         (b)      (a) divided by 0.0875(13)                                     $__________

         (c)      3 month Net Operating Income(14)                              $__________

         (d)      (c) times 4                                                   $__________

         (e)      (d) divided by 0.0875                                         $__________

         (f)      cash expenditures(15)                                         $__________

         (g)      (f) times 50%                                                 $__________

         (h)      unrestricted cash and cash equivalents and
                  specified Investments                                         $__________

         TOTAL UNENCUMBERED ASSET VALUE
         sum of (b) plus (e) plus (g) plus (h)                                  $__________

---------------

(11) Include only Eligible Properties (other than from Subsidiary Excluded Properties)

(12) Include only Properties which either were on average at least 90% Economically Occupied, or as to which the Construction Period Termination Date occurred, prior to the 12 months just ended.

(13) If a Property satisfies the criteria set forth in both (a) and (c), included only in (c).

(14) Include only Properties as to which the Construction Period Termination Date did not occur prior to the commencement of the 12 month period just ended.

(15) Include only on Properties as to which the Construction Period Termination Date has not occurred as of such last day of the month just ended.

                                                                    Schedule - 3

      BORROWER'S CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE
  (for Fiscal Quarter just ended and immediately preceding 3 Fiscal Quarters)

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________

     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

         BORROWER'S INCOME AVAILABLE FOR DEBT SERVICE                                         $
         (LAST 4 FISCAL QUARTERS)                                                              ===========

         BORROWER'S JOINT VENTURE SHARE OF CONSOLIDATED INCOME AVAILABLE
                      FOR DEBT SERVICE FROM JOINT VENTURES
  (for Fiscal Quarter just ended and immediately preceding 3 Fiscal Quarters)

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________

     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or joint ventures                                                 $___________
     less gains from sales or joint ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

         BORROWER'S JOINT VENTURE SHARE OF                                                    $
         CONSOLIDATED INCOME AVAILABLE FOR DEBT                                                ===========
         SERVICE FROM JOINT VENTURES (LAST 4 FISCAL
         QUARTERS)

         BORROWER'S CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE FROM
                              ELIGIBLE PROPERTIES
                (other than from Subsidiary Excluded Properties)
   (for Fiscal Quarter just ended and immediately preceding 3 Fiscal Quarters)

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

____ quarter ____
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________

     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

         BORROWER'S INCOME AVAILABLE FOR DEBT SERVICE                                         $
         FROM ELIGIBLE PROPERTIES (LAST 4  FISCAL QUARTERS)                                    ===========

                                                                    Schedule - 4

                        Income Available For Debt Service
                         (for the current calendar year)

first quarter
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or Joint Ventures                                                 $___________
     less gains from sales or Joint Ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

second quarter
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or Joint Ventures                                                 $___________
     less gains from sales or Joint Ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

third quarter
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or Joint Ventures                                                 $___________
     less gains from sales or Joint Ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

fourth quarter
     net income                                                                               $___________
     plus Minority Interests                                                                  $___________
     less extraordinary gains                                                                 $(__________)
     plus extraordinary losses                                                                $___________
     plus depreciation and amortization                                                       $___________
     plus losses from sales or Joint Ventures                                                 $___________
     less gains from sales or Joint Ventures                                                  $(__________)
     less decreases in deferred taxes and non-cash items                                      $(__________)
     plus increases in deferred taxes and non-cash items                                      $___________
     plus interest expense                                                                    $___________
     plus taxes                                                                               $___________

         Income Available for Debt Service (current calendar year)                            $
                                                                                               ===========

                                                                    Schedule - 5


                           Consolidated Fixed Charges

____ quarter ____
     Consolidated Interest Expense                                                            $___________
     scheduled principal payments(16)                                                         $___________
     aggregate of all preferred dividends paid                                                $___________
     Joint Venture Share of interest expense of Joint Ventures                                $___________
     Joint Venture Share of scheduled principal payments of Joint Ventures(16)                $___________

____ quarter ____
     Consolidated Interest Expense                                                            $___________
     scheduled principal payments(16)                                                         $___________
     aggregate of all preferred dividends paid                                                $___________
     Joint Venture Share of interest expense of Joint Ventures                                $___________
     Joint Venture Share of scheduled principal payments of Joint Ventures(16)                $___________

____ quarter ____
     Consolidated Interest Expense                                                            $___________
     scheduled principal payments(16)                                                         $___________
     aggregate of all preferred dividends paid                                                $___________
     Joint Venture Share of interest expense of Joint Ventures                                $___________
     Joint Venture Share of scheduled principal payments of Joint Ventures(16)                $___________

____ quarter ____
     Consolidated Interest Expense                                                            $___________
     scheduled principal payments(16)                                                         $___________
     aggregate of all preferred dividends paid                                                $___________
     Joint Venture Share of interest expense of Joint Ventures                                $___________
     Joint Venture Share of scheduled principal payments of Joint Ventures(16)                $___________

Consolidated Fixed Charges                                                                    $
                                                                                               ===========

---------------
(16)     Balloon payments payable at maturity should be excluded.

                                                                      Schedule 6

                             Adjusted Fixed Charges

____ quarter ____
     interest expense on Unsecured Funded Debt                                                $___________
     scheduled principal payments on Unsecured Funded Debt(17)                                $___________

____ quarter ____
     interest expense on Unsecured Funded Debt                                                $___________
     scheduled principal payments on Unsecured Funded Debt(17)                                $___________

____ quarter ____
     interest expense on Unsecured Funded Debt                                                $___________
     scheduled principal payments on Unsecured Funded Debt(17)                                $___________

____ quarter ____
     interest expense on Unsecured Funded Debt                                                $___________
     scheduled principal payments on Unsecured Funded Debt(17)                                $___________

Adjusted Fixed Charges                                                                        $
                                                                                               ===========

---------------
(17)     Balloon payments payable at maturity should be excluded.

                                                                       EXHIBIT G


                           POST APARTMENT HOMES, L.P.

                               CLOSING CERTIFICATE

         Reference is made to the Fifth Amended and Restated Credit Agreement (the "Amended and Restated Credit Agreement") dated as of January 12, 2001 among Post Apartment Homes, L.P., the Banks listed therein, SunTrust Bank, as Documentation Agent, First Union National Bank, as Syndication Agent, and Wachovia Bank, N.A., as Administrative Agent. Capitalized terms used herein have the meanings ascribed thereto in the Amended and Restated Credit Agreement.

         Pursuant to Section 3.01(e) of the Amended and Restated Credit Agreement, __________________________________, the duly authorized
____________________ of ____________________ hereby certifies to the
Administrative Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article IV of the Amended and Restated Credit Agreement are true on and as of the date hereof.

         Certified as of January 12, 2001.

                                      By:
                                          -------------------------------------
                                           [Name and title of Executive Officer]

                                                                       EXHIBIT H


                                    GUARANTY

         THIS GUARANTY (this "Guaranty") is made January 12, 2001, by POST PROPERTIES, INC., a Georgia corporation (the "Guarantor", and the terms "Guarantor" and "Guarantors" shall include any Subsidiary which becomes a Guarantor pursuant to Section 15 hereof and Section 5.23(d) of the Amended and Restated Credit Agreement referred to below) in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Amended and Restated Credit Agreement referred to below;

                               W I T N E S S E T H


         WHEREAS, POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Borrower"), SUNTRUST BANK, as Documentation Agent, FIRST UNION NATIONAL BANK (formerly First Union National Bank of Georgia), as Syndication Agent (the "Syndication Agent"), and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), and certain other Banks from time to time party thereto have entered into a certain Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 (as amended as of even date herewith and as it may be amended or modified further from time to time, the "Amended and Restated Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

         WHEREAS, it is required by Section 3.01(b) of the Fifth Amended and Restated Credit Agreement, that the Guarantors execute and deliver this Guaranty whereby the Guarantors shall, unconditionally and jointly and severally, guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Amended and Restated Credit Agreement, the Notes and the other Loan Documents; and

         WHEREAS, in consideration of the direct and indirect ownership interests of the Guarantors in the Borrower and the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent to enter into the Amended and Restated Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Amended and Restated Credit Agreement, the Notes, and the other Loan Documents;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Amended and Restated Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

         SECTION 2. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors contained in Article IV of the Amended and Restated Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Amended and Restated Credit Agreement), except to the extent otherwise disclosed to the Banks pursuant to Section 5.01(c) or (d) of the Amended and Restated Credit Agreement).

         SECTION 3. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Amended and Restated Credit Agreement or any amount payable under the Amended and Restated Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Amended and Restated Credit Agreement pertaining to the Guarantors, and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

         SECTION 4. The Guaranty. The Guarantors hereby unconditionally and jointly and severally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Amended and Restated Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Amended and Restated Credit Agreement (including, without limitation, all Syndicated Loans, Swing Loans and Money Market Loans and interest thereon, and all compensation and indemnification amounts and fees payable pursuant to the Amended and Restated Credit Agreement and the Arranger's Letter Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Amended and Restated Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

         SECTION 5. Guaranty Unconditional. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                  (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Amended and Restated Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                  (ii) any modification or amendment of or supplement to the Amended and Restated Credit Agreement, any Note, or any other Loan Document;

                  (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Amended and Restated Credit Agreement, any Note, any Loan Document, or any obligations of any other Guarantor or guarantor of any of the Guaranteed Obligations;

                  (iv) any change in the partnership structure or ownership of the Borrower or corporate structure or ownership of any of the Guarantors, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any of the Guarantors, or any of their assets or any resulting release or discharge of any obligation of the Borrower or any of the Guarantors;

                  (v) the existence of any claim, setoff or other rights which any of the Guarantors may have at any time against the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                  (vi) any invalidity or unenforceability relating to or against the Borrower for any reason related to the Amended and Restated Credit Agreement, any other Loan Document, or any other guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower of the principal of or interest on any Note or any other amount payable by the Borrower under the Amended and Restated Credit Agreement, the Notes, or any other Loan Document; or

                  (vii) any other act or omission to act or delay of any kind by the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent and any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantors' obligations hereunder.

         SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Amended and Restated Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Amended and Restated Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

         SECTION 7. Waiver of Notice by the Guarantors. Each of the Guarantors irrevocably waives, acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Person.

         SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrower under the Amended and Restated Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Amended and Restated Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

         SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section
9.01 of the Amended and Restated Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

         SECTION 10. No Waivers. No failure or delay by the Administrative Agent, the Documentation Agent, the Syndication Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Amended and Restated Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent, the Documentation Agent, the Syndication Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Amended and Restated Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantors and its respective successors and permitted assigns.

         SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent, with the consent of the Required Banks.

         SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE

VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 14. Taxes, etc. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.12(c) of the Amended and Restated Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

         SECTION 15. Additional Guarantors; Release of Guarantors. Section 5.23(d) of the Amended and Restated Credit Agreement provides that Significant Subsidiaries must become Guarantors, and certain other Subsidiaries may elect to become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of this Guaranty. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of or joinder agreement with respect to this Guaranty shall be a Guarantor for all purposes hereunder. Under certain circumstances described in the last sentence of Section
5.12 of the Amended and Restated Credit Agreement, Guarantors may obtain from the Administrative Agent a written release from this Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

                  IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed, under seal, by its authorized officer as of the date first above written.

                                          POST PROPERTIES, INC.     (SEAL)


                                          By:
                                             ----------------------------------
                                               R. Gregory Fox
                                               Executive Vice President
                                               Post Corporate Services

                                          Address:

                                          Post Properties, Inc.
                                          One Riverside
                                          4401 Northside Parkway
                                          Suite 800
                                          Atlanta, Georgia 30327-3057
                                          Attention:  R. Gregory Fox
                                                      Executive Vice President
                                          Telecopier number: 404-846-5028
                                          Confirmation number: 404-504-9388

                                                                       EXHIBIT I


                           MONEY MARKET QUOTE REQUEST


Wachovia Bank, N.A.,
  as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention:  Syndications Group

         Re:      Money Market Quote Request

         This Money Market Quote Request is given in accordance with Section
2.03 of the Fifth Amended and Restated Credit Agreement (as amended or modified from time to time, the "Amended and Restated Credit Agreement") dated as of January 12, 2001 among POST APARTMENT HOMES, L.P., the Banks from time to time parties thereto, and SUNTRUST BANK, as Documentation Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, and WACHOVIA BANK, N.A., as Administrative Agent. Terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

         The Borrower hereby requests that the Administrative Agent obtain quotes for a Money Market Borrowing or Borrowings based upon the following:

         1. The proposed date of the Money Market Borrowing(s) shall be ______________, 200__ (the "Money Market Borrowing Date").(1)*)

         2. The aggregate amount of the Money Market Borrowing(s) shall be $________.(2)

         3. The Stated Maturity Date(s) applicable to the Money Market Borrowing shall be _______ days [______ days and _______ days, respectively].(3)


--------------

* All numbered footnotes appear on the last page of this Exhibit I.

                         Very truly yours,

                         POST APARTMENT HOMES, L.P.

                         By:  Post GP Holdings, Inc. its sole general partner



                                By:
                                    -------------------------------------------
                                    [President or other authorized designee]


--------------------

1        The date must be a Euro-Dollar Business Day.

2 The amount of the Money Market Borrowing is subject to Section 2.03(a) and (b).

3 The Stated Maturity Dates are subject to Section 2.03(b)(iii). The Borrower may request that up to 3 different Stated Maturity Dates be applicable to any Money Market Borrowing, provided that (i) each such Stated Maturity Date shall be deemed to be a separate Money Market Quote Request and (ii) the Borrower shall specify the amounts of such Money Market Borrowing to be subject to each such different Stated Maturity Date.

                                                                       EXHIBIT J



                               MONEY MARKET QUOTE


Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attention:  Syndications Group

         Re:      Money Market Quote to

         This Money Market Quote is given in accordance with Section 2.03(c)(ii) of the Fifth Amended and Restated Credit Agreement (as amended or modified from time to time, the "Amended and Restated Credit Agreement") dated as of January 12, 2001 among POST APARTMENT HOMES, L.P. (the "Borrower"), the Banks from time to time parties thereto, SUNTRUST BANK, as Documentation Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, and WACHOVIA BANK, N.A., as Administrative Agent. Terms defined in the Amended and Restated Credit Agreement are used herein as defined therein.

         In response to the Borrower's Money Market Quote Request dated ___________ , 200_ , we hereby make the following Money Market Quote on the following terms:

         1.       Quoting Bank:

         2.       Person to contact at Quoting Bank:

         3.       Date of Money Market Borrowing: (1*)

         4. We hereby offer to make Money Market Loan(s) in the following maximum principal amounts for the following Interest Periods and at the following rates:

       Maximum Principal Amount(2)               Stated Maturity Date(3)                  Rate Per Annum(4)
       ------------------------                  --------------------                     --------------





---------------

* All numbered footnotes appear on the last page of this Exhibit J.

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Amended and Restated Credit Agreement, irrevocably obligate(s) us to make the Money Market Loan(s) for which any offer(s) [is] [are] accepted, in whole or in part (subject to the last sentence of Section 2.03(c)(i) of the Amended and Restated Credit Agreement).

                                         Very truly yours,


                                         [Name of Bank]

Dated:

                                         By:
                                             ----------------------------------
                                                Authorized Officer



---------------

(1)      As specified in the related Money Market Quote Request.

(2) The principal amount bid for each Stated Maturity Date may not exceed the principal amount requested. Money Market Quotes must be made for at least $5,000,000 or a larger multiple of $250,000.

(3)      The Stated Maturity Dates are subject to Section 2.03(b)(iii).

(4)      Subject to Section 2.03(c)(ii)(C).

                                                                       EXHIBIT K


                          Form of Designation Agreement


                            Dated __________________,


         Reference is made to that certain Fifth Amended and Restated Credit Agreement dated as of January 12, 2001 (as amended prior to the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") by and among Post Apartment Homes, L.P., as the Borrower, the Banks parties thereto, Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent, and SunTrust Bank, as Documentation Agent. Terms defined in the Credit Agreement are used herein with the same meaning.

         [NAME OF DESIGNATING BANK] (the "Designating Bank") and [NAME OF DESIGNEE] (the "Designee") agree as follows:

         1. Pursuant to Section 9.08(g) of the Credit Agreement, the Designating Bank hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Money Market Loans pursuant to Section 2.03(g) of the Credit Agreement. Any assignment by Designating Bank to Designee of its rights to make a Money Market Loan pursuant to such Section 2.03(g) shall be effective at the time of the funding of such Money Market Loan and not before such time.

         2. Except as set forth in Section 7, below, the Designating Bank makes no representation or warranty and assumes no responsibility pursuant to this Designation Agreement with respect to (a) any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument and document furnished pursuant thereto and (b) the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto.

         3. The Designee (a) confirms that it has received a copy of each Loan Document, together with copies of the financial statements referred to in Sections 4.04 and 5.01(a) and (b) (for periods for which such financial statements are available) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (b) agrees that it will independently and without reliance upon the Administrative Agent, the Documentation Agent, the Syndication Agent, the Designating Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any Loan Document; (c) confirms that it is a Designated Bank; (d) appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under any Loan Document as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

         4. The Designee hereby appoints the Designating Bank as Designee's agent and attorney in fact and grants to the Designating Bank an irrevocable power of attorney, coupled with an interest, to receive payments made for the benefit of Designee under the Credit Agreement, to deliver and receive all communications and notices under the Credit Agreement and other Loan Documents and to exercise on Designee's behalf all rights to vote and to grant and make approvals, waivers, consents, releases and amendments to or under the Credit Agreement or other Loan Documents. Any document executed by such agent on the Designee's behalf in connection with the Credit Agreement or other Loan Documents shall be binding on the Designee. The Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent and each of the Banks may rely on and are beneficiaries of the preceding provisions.

         5. Following the execution of this Designation Agreement by the Designating Bank and its Designee, it will be delivered to the Borrower for acknowledgment and to the Administrative Agent for acknowledgment and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of acknowledgment hereof by the Administrative Agent, unless otherwise specified on the signature page thereto.

         6. The Designating Bank and, by execution of their respective acknowledgments below, the Borrower and the Administrative Agent, each hereby
(i) acknowledges that the Designee is relying on the non-petition provisions of
Section 9.19 of the Credit Agreement as agreed to by all signatories thereto and
(ii) reaffirms that it will not institute against the Designee or join any other Person in instituting against the Designee any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any federal or state bankruptcy or similar law for one year and done day after the payment in full of the latest maturing commercial paper note issued by the Designee.

         7. The Designating Bank unconditionally agrees to pay or reimburse the Designee and save the Designee harmless against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or mature whatsoever which may be imposed or asserted by any of the parties to the Loan Documents against the Designee, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Designee hereunder or thereunder, provided that the Designating Bank shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Designee's gross negligence or willful misconduct.

         8. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Money Market Loans as a Designated Bank pursuant to Section 2.03(g) of the Credit Agreement and the rights and obligations of a Designated Bank related thereto; provided, however, that the Designee shall not be required to make payments with respect to such obligations except to the extent of excess cash flow of the Designee which is not otherwise required to repay obligations of the Designee Bank which are then due and payable. Notwithstanding the foregoing, the Designating Bank shall be and remain obligated to the Borrower, the Administrative Agent, the Documentation Agent, the Syndication Agent and the Banks for each and every of the obligations of the Designee and the Designating Bank with respect to the Credit Agreement, including, without limitation, any indemnification obligations under Section 7.05 of the Credit Agreement and any sums otherwise payable to the Borrower by the Designee.

         9. This Designation Agreement shall be governed by and construed in accordance with the laws of the State of [GEORGIA][NEW YORK][OTHER JURISDICTION CHOSEN BY DESIGNATING BANK AND DESIGNATED BANK].

         10. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

         IN WITNESS WHEREOF, the Designating Bank and the Designee intending to be legally bound, have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

                                       [NAME OF DESIGNATING BANK] as
                                       Designating Bank

                                       By:
                                              ---------------------------------
                                              Title:



                                       [NAME OF DESIGNEE], as Designee

                                       By:
                                              ---------------------------------
                                              Title:


                                       Lending Office (and address
                                       for notices):

Acknowledged this _____ day of               Acknowledged this _____ day of
__________________, _________ (the           __________________, _________
"Effective Date")

WACHOVIA BANK, N.A.                          POST APARTMENT HOMES, L.P. as the
as the Administrative Agent                  Borrower


By:                                          By:   Post GP Holdings, Inc.,
   --------------------------------                its sole general partner
   Title
                                             ---------------------------------
                                             R. Gregory Fox
                                             Executive Vice President

                                                                       EXHIBIT L



                             CONTRIBUTION AGREEMENT


         THIS CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of _______________ by and between POST APARTMENT HOMES, L.P., a Georgia limited partnership (the "Principal"), POST PROPERTIES, INC., a Georgia corporation and _______________________ (each individually a "Guarantor" and collectively, the "Guarantors", and the terms "Guarantor" and "Guarantors" shall include any Subsidiary which becomes a Guarantor pursuant to the last paragraph hereof,
Section 15 of the Guaranty referred to below and Section 5.23 of the Credit Agreement referred to below). The Principal and each of the Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties."

                              W I T N E S S E T H:


         WHEREAS, pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of January 12, 2001, among the Principal, the Banks party thereto and Wachovia Bank, N.A., as Administrative Agent, SunTrust Bank, as Documentation Agent and First Union National Bank, as Syndication Agent, and certain other Banks from time to time party thereto (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Principal;

         WHEREAS, as a condition, among others, to the willingness of the Administrative Agent and the Banks to enter into the Credit Agreement, they have required that PPI, the Guarantors and each Significant Subsidiary execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Guarantors have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty); and

         WHEREAS, each of the Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Guarantor to enter into the Guaranty, it is agreed as follows:

         To the extent that any Guarantor shall, under the Guaranty, make a payment (a "Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the Principal, such Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party, equal to a fraction of such Guarantor Payment, the numerator


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


of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

         As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

         This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

         The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Guarantor to which such contribution and indemnification is owing.

         This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent. If any Bank grants additional loans to the Principal or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Guarantor Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

         Section 5.23 (d) of the Credit Agreement provides that Significant Subsidiaries must become Guarantors, and Subsidiaries which are not Significant Subsidiaries may elect to become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of or joinder agreement with respect to the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Guarantor for all purposes hereunder. Under certain circumstances described in the last sentence of Section 5.12 of the Credit Agreement, Subsidiaries may obtain from the Administrative Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such Subsidiary shall no longer be a Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the Subsidiary so released.

                  IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

                          POST APARTMENT HOMES, L.P.(SEAL)
                          By:      Post GP Holdings, Inc., its sole general
                                   partner
                                   By:
                                      -----------------------------------------
                                      R. Gregory Fox
                                      Executive Vice President

                          POST PROPERTIES, INC. (SEAL)

                          By:
                             --------------------------------------------------
                               R. Gregory Fox
                               Executive Vice President

                          Address:
                          Post Properties, Inc.
                          One Riverside
                          4401 Northside Parkway
                          Suite 800
                          Atlanta, Georgia 30327-3057
                          Attention: R. Gregory Fox
                                     Executive Vice President
                          Telecopier number: 404-846-5028
                          Confirmation number: 404-504-9388

                          [OTHER GUARANTOR(S)]

                                  Schedule 4.08


                    POST APARTMENT HOMES SUBSIDIARY SCHEDULE


                                                                     JURISDICTION OF
                                                                      INCORPORATION/
NAME                                                                   FORMATION
                                                                     ---------------

Addison Circle Access, Inc.                                                DE

Addison Circle One, Ltd.                                                   TX

Addison Circle Three, Ltd.                                                 TX

Addison Circle Two, Ltd.                                                   TX

Addison Townhomes One, Ltd.                                                TX

Akard-McKinney Investment Company, LLC                                     TX

Armada Condominiums, L.P.                                                  GA

Armada Denver Condominiums, LLC                                            TX

Armada Homes, Inc.                                                         DE

Armada Phoenix Townhomes, LLC                                              TX

Armada Residences, L.P.                                                    GA

Briarcliff Commercial Property, LLC                                        GA

Cumberland Lake, Inc.                                                      GA

Gateway WW, LLC                                                            GA

Greenwood Residential, LLC                                                 TX

P/C First Avenue LLC                                                       DE

Post 1499 Massachusetts, LLC                                               GA

Post Asset Management, Inc.                                                GA

Post Aviation, LLC                                                         GA

Post Carlyle I, LLC                                                        GA

Post Construction Services, Inc.                                           GA

Post Development Services Limited Partnership                              GA

Post Landscape Group, Inc.                                                 GA

Post Paseo Colorado, LLC                                                   GA

Post Rice Lofts, LLC                                                       TX

Post Services, Inc.                                                        GA

Post Travel, Inc.                                                          GA

Post Uptown, LLC                                                           TX

Post West Avenue Lofts, L.P.                                               GA

Post West Avenue, LLC                                                      GA

Post-AmerUs American Beauty Mill, L.P.                                     GA

Post-AmerUs Bennie Dillon, L.P.                                            GA

Post-AmerUs Rice Lofts, L.P.                                               GA

Post-AmerUs Wilson Building II, L.P.                                       GA

Post-AmerUs Wilson Building, L.P.                                          GA

RAM Partners, Inc.                                                         GA

Residential Ventures, Inc.                                                 GA

Rice Lofts, LP                                                             TX

Riverside Villas, LLC                                                      GA

Rocky Point Management, Inc.                                               GA

Rose Hill Associates, LLC*                                                 DE

STS Loan, L.P.                                                             GA

Uptown Denver, LLC                                                         CO

Villas at Parkway Village, LP                                              GA

Villas GP, LLC                                                             GA


*Post Apartment Homes, L.P.'s indirect interest in this entity is anticipated to exceed 50% upon full funding during construction.